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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Nexeo Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NEXEO SOLUTIONS, INC.
3 Waterway Square Place, Suite 1000
The Woodlands, Texas 77380

December 15, 2016

To the Stockholders of Nexeo Solutions, Inc. (the "Company"):

You are cordially invited to attend the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at 3:00 p.m., local time, on Tuesday, January 31, 2017, at the Company's headquarters, located at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Board of Directors recommends that you vote "for" each of the proposals to be presented at the Annual Meeting.

Our Board of Directors has fixed the close of business on December 12, 2016, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Whether or not you plan to attend the Annual Meeting, we urge you to use our telephone or Internet voting system or to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible so that your shares will be represented at the Annual Meeting. If you later decide to attend the Annual Meeting or change your vote, you may withdraw your proxy and vote in person at the Annual Meeting. Voting through our telephone or Internet voting system or by written proxy will ensure your representation at the Annual Meeting if you do not attend in person.

Your vote is important. Regardless of the number of shares you own and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. We thank you for your continued support of the Company and look forward to seeing you at the Annual Meeting.

Very truly yours,

Wilbur L. Ross, Jr.
Chairman of the Board

NEXEO SOLUTIONS, INC.
3 Waterway Square Place, Suite 1000
The Woodlands, Texas 77380

NOTICE AND AGENDA OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JANUARY 31, 2017

The Annual Meeting of Stockholders (the "Annual Meeting") of Nexeo Solutions, Inc., a Delaware corporation (the "Company"), will be held at 3:00 p.m., local time, Tuesday, January 31, 2017, at the Company's headquarters, located at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380, for the following purposes:

  1.
  To elect three (3) directors to serve as Class I directors on the Company's Board of Directors until the 2020 annual meeting of stockholders;

  2.
  To ratify the appointment by our Audit Committee of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2017;

  3.
  To conduct an advisory vote on executive compensation;

  4.
  To conduct an advisory vote on the frequency of future stockholder advisory votes on executive compensation; and

  5.
  To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

These items of business are more fully described in the proxy statement accompanying this Notice. Only stockholders of record at the close of business on December 12, 2016, are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the Annual Meeting, however, you are urged to use our telephone or Internet voting system or to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the Annual Meeting even if you have previously used our Internet voting system or returned a proxy.

Very truly yours,

Wilbur L. Ross, Jr.
Chairman of the Board

The Woodlands, Texas
December 15, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on January 31, 2017: The proxy statement and annual report to security holders are available at http://www.cstproxy.com/nexeosolutions/2017.

Nexeo Solutions, Inc.   |  2017 Proxy Statement   |  page  1

 IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card.

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Nexeo Solutions, Inc.   |  2017 Proxy Statement   |  page  3

NEXEO SOLUTIONS, INC.
3 Waterway Square Place, Suite 1000
The Woodlands, Texas 77380

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers briefly address some commonly asked questions about the Annual Meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge our stockholders to read carefully this entire proxy statement, including the other documents referred to herein.

Q:
Why did you furnish me this proxy statement?

A:    This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or "Board") of Nexeo Solutions, Inc., a Delaware corporation (the "Company," "Nexeo," "we," "us," or "our"), for use at the annual meeting of the Company's stockholders (the "Annual Meeting") to be held 3:00 p.m., local time, Tuesday, January 31, 2017, at the Company's headquarters, located at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information that you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign, and return the enclosed proxy card using the postage-prepaid envelope provided. The approximate date on which this proxy statement and the enclosed proxy card were sent to the Company's stockholders is December 21, 2016.

Q:
What proposals will be addressed at the Annual Meeting?

A:    Stockholders will be asked to consider the following proposals (each, a "Proposal") at the Annual Meeting:

  1.
  To elect three (3) directors to serve as Class I directors on the Company's Board of Directors until the 2020 annual meeting of stockholders ("Proposal 1");

  2.
  To ratify the appointment by our Audit Committee of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2017 ("Proposal 2");

  3.
  To conduct an advisory vote on executive compensation ("Proposal 3");

  4.
  To conduct an advisory vote on the frequency of future stockholder advisory votes on executive compensation ("Proposal 4"); and

  5.
  To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

The Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote as set forth in the following pages of this proxy statement with respect to each Proposal.

Nexeo Solutions, Inc.   |  2017 Proxy Statement   |  page  4

Q:
Who may vote on these proposals?

A:    Stockholders who owned shares of the Company's common stock, par value $.001 per share (the "Common Stock"), as of the close of business on Monday, December 12, 2016 (the "Record Date") are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

As of the Record Date, the Company had 89,286,936 issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting.

Q:
How many votes do I have?

A:    Each share of Common Stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this proxy statement entitled "Security Ownership of Certain Beneficial Owners and Management."

Q:
How many votes must be present to hold the Annual Meeting?

A:    Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and such bank or broker votes in person or submits a proxy covering your shares. On December 12, 2016, there were 89,286,936 shares of Common Stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of outstanding shares of Common Stock as of December 12, 2016, which is 44,643,469 shares of Common Stock, must be present at the Annual Meeting. This is referred to as a quorum.

Q:
Why would the Annual Meeting be adjourned or postponed?

A:    The Board intends to adjourn and postpone the Annual Meeting if, as of January 31, 2017, the number of shares of voting stock present at the Annual Meeting, in person or represented by proxy, is insufficient to either constitute a quorum or approve any of the proposals described in this proxy statement to be submitted to stockholders for consideration.

Q:
How do I vote by proxy?

A:    Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the proxy card provided and return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting or to vote in person.

If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed on the proxy card. If you sign the proxy card but do not give voting instructions for a particular proposal, then your proxy will vote your shares on that proposal as recommended by the Board of Directors as follows:

  1.
  FOR the election of the three (3) Class I director nominees identified below to the Board of Directors;

  2.
  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2017;

  3.
  FOR the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed in this proxy statement;

  4.
  FOR holding future advisory "say-on-pay" votes annually; and

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  5.
  In the proxy's discretion with respect to any other business which is properly brought before the Annual Meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

As of the date of this proxy statement, we are not aware of any matters other than those set forth in Proposals 1 through 4 that will be brought before the Annual Meeting.

Q:
How do I vote in person?

A:    If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive.

Q:
What if my shares are held in street name?

A:    If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in "street name"), you will receive instructions from your broker, bank, or other nominee that must be followed in order for your broker, bank, or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. This is called a "broker non-vote." Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of our independent registered public accounting firm, but not the election of directors, the adoption of, or amendments to, certificates of incorporation or employee stock purchase plans, or advisory proposals on executive compensation. Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for the election of the Class I director unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See "Vote Required" following each proposal for further information.

If you hold shares through a broker, bank, or other nominee and wish to be able to vote in person at the meeting, you must obtain a "legal proxy" from your broker, bank, or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:
What if I have Founder Shares? Can I vote my Founder Shares?

A:    Yes. Each Founder Share has the same voting rights as one share of Common Stock and therefore is entitled to one vote on each matter that is voted on by our stockholders at the Annual Meeting.

Q:
May I revoke my proxy?

A:    If you give a proxy, then you may revoke it at any time before it is exercised, as follows:

  1.
  You may send in another proxy bearing a later date;

  2.
  You may notify the Company in writing (if the stockholder is an entity, under its seal, by an officer or other authorized person of the entity) at the Company's headquarters, located at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380, before the Annual Meeting that you are revoking your proxy; or

  3.
  You may vote in person at the Annual Meeting.

Q:
Can I change my vote after I have voted?

A:    You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card with a later date or by

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attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company's Secretary at the Company's headquarters, located at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the materials provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:
Will my shares be voted if I do not provide my proxy?

A:    If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain "routine" matters, including the ratification of our independent registered public accounting firm. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal 2. Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals 1, 3 and 4 are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding those proposals for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

Q:
What vote is required to approve each proposal?

A:    Each Proposal will require the votes further described below.

Proposal 1:    Election of three (3) Class I director nominees to the Board of Directors.

Class I directors are elected by a plurality of all votes cast by holders of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote on the election of directors. A nominee who receives a plurality means that he has received more votes than any other nominee for the same director's seat. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors, assuming a quorum is present.

Proposal 2:    Ratification of the appointment of our independent registered public accounting firm.

The ratification of the appointment of the Company's independent registered public accounting firm, as described in Proposal 2, requires the affirmative vote of the majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2, assuming a quorum is present. Because brokers generally have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm, broker non-votes are generally not expected to result from the vote on Proposal 2.

Proposal 3:    Advisory vote on executive compensation.

Generally, the Company's bylaws provide that approval of any matter presented to our stockholders requires the affirmative vote of a majority of votes cast on the subject matter. Thus, approval of the

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compensation of our named executive officers, as described in Proposal 3, requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon. This vote, however, is merely advisory and is not binding on the Company, the Board or its Compensation Committee. Despite the fact that the vote is non-binding, the Board and the Compensation Committee will take the results of the vote under advisement when making future decisions regarding the Company's executive compensation program. Abstentions and broker non-votes will not be counted as expressing any preference.

Proposal 4:    Advisory vote on the frequency of future stockholder advisory votes on executive compensation.

Generally, the Company's bylaws provide that approval of any matter presented to our stockholders requires the affirmative vote of a majority of votes cast on the subject matter. Thus, approval of the selection of a frequency for future stockholder advisory votes to approve executive compensation, as described in Proposal 4, requires the vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon. This vote, however, is merely advisory and is not binding on the Company, the Board or its Compensation Committee. Despite the fact that this vote is non-binding, the Board and the Compensation Committee will take the results of the vote under advisement when making future decisions regarding the frequency at which advisory votes to approve executive compensation will be conducted. If a frequency option does not receive majority support, the option receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders. Abstentions and broker non-votes will not be counted as expressing any preference.

Q:
What should I do if I receive more than one set of voting materials?

A:    You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you will receive separate voting materials for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card that you receive in order to cast your vote with respect to all of your shares. If your shares are held in street name, please comply with your brokerage firm or bank's instructions on how to vote such shares.

Q:
Is my vote kept confidential?

A:    Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:
Where do I find the voting results of the Annual Meeting?

A:    We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company's Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission ("SEC") within four business days following the Annual Meeting.

Q:
Who bears the cost of soliciting proxies?

A:    The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Nexeo Solutions, Inc.   |  2017 Proxy Statement   |  page  8

Q:
Where are the Company's principal executive and administrative offices?

A:    The principal executive and administrative offices of the Company are located at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380 and the telephone number is 281-297-0856.

Q:
How can I obtain additional information about the Company?

A:    A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 (the "Form 10-K"), which contains audited consolidated financial statements for the fiscal year ended September 30, 2016, is being sent to all stockholders along with this proxy statement. Additional copies of the Form 10-K and any exhibit to the Form 10-K will be furnished, without charge, to stockholders upon written request. Stockholders may notify the Company of their requests by writing the Company at its principal executive and administrative offices at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380, Attention: Corporate Secretary/Investor Relations, telephone number 281-297-0856.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that the Company file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov. In addition, the Company's Exchange Act filings may be inspected and copied at the SEC's public reference room located at 100 F Street, N.E., Washington, DC 20549, on official business days during its hours of operation. Please call the SEC at 1-800-SEC-0330 for further information about its public reference room.

Q:
Who can help answer any additional questions?

A:    You can contact our transfer agent, Continental Stock Transfer & Trust, by telephone at 917-262-2373, by email at proxy@continentalstock.com, or by sending a letter to 17 Battery Place, 8th Floor, New York, NY 10004, with any questions about how to execute your vote.

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BACKGROUND

We were originally incorporated in Delaware on March 24, 2014, as WL Ross Holding Corp. ("WLRH"). WLRH was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On March 21, 2016, WLRH entered into an Agreement and Plan of Merger (the "Merger Agreement") with Neon Acquisition Company LLC, a wholly-owned subsidiary of WLRH ("Blocker Merger Sub"), Neon Holding Company LLC, a wholly-owned subsidiary of Blocker Merger Sub ("Company Merger Sub"), Nexeo Solutions Holdings, LLC ("Nexeo Holdings"), TPG Accolade Delaware, L.P. ("Blocker"), and Nexeo Holdco, LLC, a wholly-owned subsidiary of Nexeo ("New Holdco"). Nexeo Solutions, LLC ("Solutions") is the operating subsidiary of Nexeo Holdings.

In connection with the transactions described in the Merger Agreement, WLRH was to acquire Nexeo Holdings through a series of mergers (such transactions, collectively a "Business Combination").

On June 9, 2016 (the "Closing Date"), we consummated the Business Combination. In connection with the Business Combination, WLRH acquired Nexeo Holdings and WLRH changed its name to "Nexeo Solutions, Inc." (we refer to WLRH following the Business Combination as "Nexeo"). In addition, on June 9, 2016, WLRH changed its fiscal year to correspond with the fiscal year of Nexeo Holdings such that the fiscal year 2016 ended on September 30, 2016.

In connection with the Merger Agreement, the Company also entered into the Stockholders' and Registration Rights Agreement (the "SHRRA") with WL Ross Sponsor LLC ("WLRH Sponsor"), New Holdco and certain of its affiliates, including TPG Global LLC ("TPG" or "TPG Sponsor" and together with WLRH Sponsor, the "Sponsors"). The SHRRA governs certain rights and obligations of the Sponsors with respect to the Company following the closing of the Business Combination.

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 THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Nexeo Solutions, Inc. as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on Tuesday, January 31, 2017, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the Company's headquarters, located at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380 on January 31, 2017 at 3:00 p.m., local time.

You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

  1.
  To elect three (3) directors to serve as Class I directors on the Company's Board until the 2020 annual meeting of stockholders;

  2.
  To ratify the appointment by our Audit Committee of PricewaterhouseCoopers LLP ("PwC") to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2017;

  3.
  To conduct an advisory vote on executive compensation;

  4.
  To conduct an advisory vote on the frequency of future stockholder advisory votes on executive compensation; and

  5.
  To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof, including matters incidental to its conduct.

Record Date, Voting and Quorum

The Board fixed the close of business on December 12, 2016, as the record date (the "Record Date") for the determination of holders of outstanding Common Stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 89,286,936 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote.

The holders of 44,643,469 shares of Common Stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

PROPOSAL 1: The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote in the election of directors is required to elect directors. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors, assuming a quorum is present.

PROPOSAL 2: The approval of the proposal to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending September 30, 2017 requires the affirmative vote of a majority of the Common Stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2, assuming a quorum is present. Because brokers generally have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm, broker non-votes are generally not expected to result from the vote on Proposal 2.

PROPOSAL 3: Generally, the Company's bylaws provide that approval of any matter presented to our stockholders requires the affirmative vote of a majority of votes cast on the subject matter. Thus,

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approval of the compensation of our named executive officers, as described in Proposal 3, requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon. This vote, however, is merely advisory and is not binding on the Company, the Board or its Compensation Committee. Despite the fact that the vote is non-binding, the Board and the Compensation Committee will take the results of the vote under advisement when making future decisions regarding the Company's executive compensation program.

PROPOSAL 4: Generally, the Company's bylaws provide that approval of any matter presented to our stockholders requires the affirmative vote of a majority of votes cast on the subject matter. Thus, approval of the selection of a frequency for future stockholder advisory votes to approve executive compensation, as described in Proposal 4, requires the vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon. This vote, however, is merely advisory and is not binding on the Company, the Board or its Compensation Committee. Despite the fact that this vote is non-binding, the Board and the Compensation Committee will take the results of the vote under advisement when making future decisions regarding the frequency at which advisory votes to approve executive compensation will be conducted. If a frequency option does not receive majority support, the option receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called "proxies" and using them to cast your ballot at the Annual Meeting is called voting "by proxy."

If you wish to vote by proxy, you must (i) complete the enclosed form, called a "proxy card," and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chairman, the Secretary, and the President to act as your proxy at the Annual Meeting.

One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Ross, Mr. Farnell, and Mr. Bradley.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for

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each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

If no choice is indicated on the proxy, the shares will be voted

  •
  "FOR" the election of each nominee for Director;

  •
  "FOR" the ratification of the appointment of PwC as our independent registered public accounting firm;

  •
  "FOR" the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed in this proxy statement;

  •
  "FOR" holding future advisory "say-on-pay" votes annually; and

  •
  As the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards can contact our transfer agent, Continental Stock Transfer & Trust, by telephone at 917-262-2373, by email at proxy@continentalstock.com, or by sending a letter to 17 Battery Place, 8th Floor, New York, NY 10004.

Stockholders who hold their shares in "street name," meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary at Nexeo Solutions, Inc., 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Common Stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo to the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Nexeo Solutions, Inc. as of the Record Date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and

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will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of Common Stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Nexeo Solutions, Inc., 3 Waterway Square Place, Suite 1000, The Woodlands, Texas, 77380. Our telephone number at such address is 281-297-0856.

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 INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

Set forth below are descriptions of the backgrounds of the directors and director nominees of the Company, their principal occupations for the past five years, and the specific experience, qualifications and other attributes and skills that led the Board of Directors to determine that such persons should serve on the Board of Directors.

Subject to specified ownership thresholds, in accordance with the terms of the SHRRA, each of WLRH Sponsor and TPG Sponsor are entitled to designate two directors for appointment to the Board of Directors and to maintain a representative on each committee of the Board of Directors other than the Audit Committee. In addition, each of WLRH Sponsor and TPG Sponsor were entitled to designate two additional unaffiliated directors in connection with the closing of the Business Combination. Pursuant to the terms of the SHRRA, each of WLRH Sponsor and TPG Sponsor must vote for the designees of the other party and each is entitled to replace the WLRH Sponsor and TPG Sponsor designees, as applicable, that are removed from the Board.

WLRH Sponsor has designated Wilbur L. Ross, Jr. and Nadim Z. Qureshi as the WLRH Sponsor designees. WLRH Sponsor designated Lord William Astor and Thomas E. Zacharias as the WLRH Sponsor unaffiliated designees in connection with the closing of the Business Combination.

TPG Sponsor has designated Nathan H. Wright and Christopher J. Yip as the TPG Sponsor designees. TPG Sponsor designated Kenneth M. Burke and Dan F. Smith as the TPG Sponsor unaffiliated designees in connection with the closing of the Business Combination.

Nominees for Director Standing for Election

David A. Bradley—Director, President and Chief Executive Officer.    Mr. Bradley, age 45, has served as a Director and our President, Chief Executive Officer since the consummation of the Business Combination on June 9, 2016. He served as a director for Nexeo Holdings from April 29, 2011 through June 9, 2016 and has served as Nexeo Holdings' and Solutions' President and Chief Executive Officer since March 15, 2011. Mr. Bradley served as Chief Operating Officer of Kraton Corporation (formerly Kraton Performance Polymers, Inc.) from December 2009 through January 2011, as Vice President of Global Operations from December 2004 until December 2009 and as Vice President of Business Transformation from April 2004 until December 2004. Prior to joining Kraton Corporation, Mr. Bradley served as the Lexan Manufacturing Manager at GE Plastics' Mount Vernon, Indiana, site. Mr. Bradley served in a variety of leadership positions for GE Plastics from 1994 to 2004, which included roles in business process development and Six Sigma. Mr. Bradley holds a B.S. degree in Chemical Engineering from the University of Louisville and serves on the Industrial Board of Advisors for the Speed School of Engineering at the University of Louisville since May 2015.

Mr. Bradley has had a notable career in the chemical industry, including several years as an executive officer. Mr. Bradley's extensive experience, together with his training in chemical engineering and broad industry knowledge, enable Mr. Bradley to provide the Board of Directors with executive counsel on a full range of business, strategic and professional matters.

Dan F. Smith—Director.    Mr. Smith, age 70, has been a member of our board of directors since the consummation of the Business Combination on June 9, 2016. He served on the Board of Directors of Nexeo Holdings from April 29, 2011 and was Chairman of the Board from May 27, 2011 through June 9, 2016. Mr. Smith began his career with Atlantic Richfield Company ("ARCO") in 1968 as an engineer. He was employed by Lyondell Chemical Company from 1975 through 2007, where he was elected President in 1994, Chief Executive Officer in 1996 and served as a director from November 1989 through December 2007, including as Chairman from May 2007 through December 2007. Mr. Smith retired in December 2007 as Chairman, President and Chief Executive Officer of Lyondell Chemical Company following the acquisition of Lyondell Chemical Company by Basell AF. Mr. Smith

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also served as Chief Executive Officer of Equistar Chemicals, LP from 1997 through 2007 and as Chief Executive Officer of Millennium Chemicals Inc. from 2004 until 2007. Equistar Chemicals, LP and Millennium Chemicals, Inc. were wholly-owned subsidiaries of Lyondell Chemical Company. Mr. Smith served on the Board of Directors of Cooper Industries PLC from April 1998 until its sale to Eaton Corp. in November 2012 and served five year terms on its Audit Committee and Management Development and Compensation Committee. Mr. Smith has served as the Chairman of the Board of Kraton Corporation and AXIP Energy Services, LP, (f/k/a Valerus Services, L.P.) since February 2008 and December 2009, respectively. He serves as a member of the Compensation Committee for Kraton Corporation and as Chairman of the Compensation Committee for AXIP Energy Services, L.P. Mr. Smith joined the board of Northern Tier Energy LLC and Northern Tier Energy GP LLC in May 2011. Mr. Smith became Chairman of Northern Tier Energy LLC and Northern Tier Energy GP LLC in November 2011. In January 2014, Mr. Smith stepped down as Chairman of the companies. The companies were sold to Western Refining in June 2016 and Mr. Smith is no longer associated with either Northern Tier Energy LLC or Northern Tier Energy GP LLC. Mr. Smith became Chairman of the Board and a Director for Orion Engineered Carbons S.A. in May 2014 and also serves as Chairman of the Compensation Committee. Mr. Smith also serves as a member of the College of Engineering Advisory Council at Lamar University. Mr. Smith is a graduate of Lamar University with a B.S. degree in Chemical Engineering.

Mr. Smith has had a long and distinguished career in the chemical industry and is widely recognized as an expert in the field. He has extensive experience at the highest levels, including several years as the Chief Executive Officer of a major chemical company. Mr. Smith's international business experience, together with his background in chemical engineering, is of tremendous value to the Board of Directors.

Christopher J. Yip—Director.    Mr. Yip, age 35, has been a member of the Board of Directors since the consummation of the Business Combination on June 9, 2016. He served as a director for Nexeo Holdings from April 29, 2011 through June 9, 2016. Mr. Yip is currently a principal at TPG where he is involved in the firm's industrial and chemical sector investing efforts. Prior to joining TPG in 2005, Mr. Yip was employed by McKinsey & Company, Inc., a management consulting firm. Mr. Yip joined the Board of Directors of FleetPride, Inc. in November 2012. Mr. Yip holds an A.B. degree in Economics (cum laude) and an S.M. degree in Computer Science from Harvard University. Mr. Yip holds an M.B.A. degree from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.

Mr. Yip's experience investing in the industrial and chemical industries, together with his experience in corporate and private equity finance and business consulting, is of great value to the Board of Directors.

Continuing Directors with Terms Expiring in 2018

Lord William Astor—Director.    Lord Astor, age 64, has been a member of the Board of Directors since June 2014. Lord William Astor, 4th Viscount Astor, is a British businessman and politician who sits as an elected hereditary peer in the House of Lords since 1973. He served both in the Governments of Lady Thatcher and of John Major from 1989 to 1996, and subsequently as Minister in the Department of National Heritage. He then served as Conservative Opposition spokesman in the House of Lords from 1997 to 2010. He is currently the Chairman of Silvergate Media Limited, which owns, manages, and develops family entertainment brands in the United Kingdom. He is a non-executive director of Canadian Overseas Petroleum Ltd, which is listed on the Calgary Stock Exchange. Lord Astor is also a director of a number of private companies in the United Kingdom. He also serves as Chairman of Ancroft Tractors Ltd (farm machinery dealer) and director of Cliveden Securities Ltd (corporate financial advice). Previously, he was Deputy Chairman of Chorion Plc, and a director of Urbium Plc and a director of Networkers International Plc, a global recruitment consultancy listed on the

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Alternative Investment Market, which we refer to as "AIM," in London since 2007, which specializes in telecommunications, information technology and financial markets.

In light of Lord Astor's directorship experience, business expertise, financial acumen and business industry contacts, we believe that he is well qualified to serve as a director on the Board of Directors.

Nadim Z. Qureshi—Director.    Mr. Qureshi, age 42, has been a member of our Board of Directors since the consummation of the Business Combination on June 9, 2016. He is a Managing Director for WL Ross & Co. LLC ("WL Ross"), a private equity firm. In this role, he heads private equity investments in the chemical and the industrial sectors. Mr. Qureshi joined WL Ross in 2015. Prior to that, he was a Partner at Quinpario Partners, an investment and operating firm focused on the chemical sector. Prior to this, he led the corporate development and strategy functions at Solutia Inc. Mr. Qureshi was a member of the executive team that led the restructuring and transformation of Solutia from a bankrupt, commodity producer to a global, highly profitable specialty chemicals business until its sale to Eastman Chemical in 2012. Prior to Solutia, Mr. Qureshi was with Arthur D. Little and Charles River Associates where he advised large multinational chemical, industrial and private equity clients. Mr. Qureshi earned his B.S. in Chemical Engineering and M.S. in Macromolecular Science & Engineering from Case Western Reserve University. He also earned his M.B.A. from Northwestern University's Kellogg School of Management.

Mr. Qureshi's experience in the chemical industry allows him to provide significant insight to the Board of Directors.

Nathan H. Wright—Director.    Mr. Wright, age 50, been a member of the Board of Directors since the consummation of the Business Combination on June 9, 2016. He served as a director for Nexeo Holdings from April 29, 2011 through June 9, 2016. Mr. Wright is a TPG Partner and a member of the firm's Operating Group. Mr. Wright leads TPG's Field Operations team, a group of professionals who provide functional-area expertise to portfolio companies in such areas as lean manufacturing, low cost country sourcing, strategic procurement, global supply chain excellence, strategic pricing, etc. While at TPG, Mr. Wright has supported some of TPG's most complex transformation efforts including ON Semiconductor Corporation and Altivity Packaging, LLC. Prior to joining TPG in 2000, Mr. Wright spent six years as a consultant with Bain & Company Inc. in Dallas, Sydney and Johannesburg. Previously, Mr. Wright worked in the information systems consulting and outsourcing industry for four years and founded an Atlanta-based systems strategy firm. Since January 2013, Mr. Wright has served on the Board of Directors of FleetPride, Inc. Mr. Wright previously served on the Board of Directors of Kraton Polymers, LLC and Kraton Corporation from 2005 through 2011 and was a member of the Compensation Committee. Mr. Wright holds a B.S. degree in Mechanical Engineering from the Rose-Hulman Institute of Technology and an M.B.A. degree from the Tuck School of Business at Dartmouth College.

Mr. Wright's engineering experience and business background in supporting transformational efforts within a broad range of companies and industries, together with his significant board experience, provides invaluable insight to the Board of Directors.

Continuing Directors with Terms Expiring in 2019

Kenneth M. Burke—Director.    Mr. Burke, age 67, has been a member of the Board of Directors since the consummation of the Business Combination on June 9, 2016. He served as a director for Nexeo Holdings from November 3, 2011 through June 9, 2016. Mr. Burke retired in 2004 after a 31-year career with Ernst & Young LLP. During his time with Ernst & Young LLP, Mr. Burke held various positions including the National Director of Energy Services, Managing Partner of Assurance and Advisory Business Services for the Gulf Coast Area and Coordinating Partner for various energy and oilfield service companies. Mr. Burke is a former director, chairman of the Nominating and Governance Committee and member of the Compensation and Audit Committees of Pride

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International, Inc. Mr. Burke is a former director and chairman of the Audit Committee of Trico Marine Services, Inc. Mr. Burke has served as a director and as chairman of the Audit and Conflict Committees of AXIP Energy Services, LLC since January 2010 and as a director, Audit Committee member and Public Policy and Corporate Responsibility Committee member of EQT Corp since January 2012. Mr. Burke received his B.S. in Accounting from the University of New Orleans.

Mr. Burke has extensive experience in the field of accounting, including more than three decades with a major accounting firm. Mr. Burke's background in accounting, together with his prior board experience, enables Mr. Burke to provide important counsel to the Board of Directors.

Wilbur L. Ross, Jr.—Chairman of the Board.    Mr. Ross, age 79, is the Founder, Chairman and Chief Strategy Officer of WL Ross, a private equity firm. Mr. Ross was the Chief Executive Officer of WL Ross until becoming its Chairman and Chief Strategy Officer on April 30, 2014. In June 2016, Mr. Ross became a Director of Nexeo Solutions, Inc, (formerly WL Ross Holding Corp, of which he was Chairman and Chief Executive Officer since 2014). Mr. Ross is currently a member of the board of directors of ArcelorMittal, the world's largest steel and mining company; EXCO Resources, Inc., a natural gas and oil exploration company; DSS Holdings LP, a shipping transportation company; Sun Bancorp, Inc., a bank holding company; and a member of the board of directors and Vice Chairman of the Board of Bank of Cyprus. Mr. Ross formerly served as a member of the board of directors of many banks, financial and other companies, including but not limited to, The Governor and Company of the Bank of Ireland, a commercial bank in Ireland until June 2014, BankUnited, Inc. until March 2014; Talmer Bancorp., Assured Guaranty, an insurance company, International Textile Group, NBNK Investments PLC, PB Materials Holdings, Inc., Ohizumi Manufacturing, Ocwen Financial Corp., Navigator Holdings, a marine transport company, and International Automotive Components until November 2014; Plascar Participacoes SA, a manufacturer of automotive interiors, until January 2014 and Air Lease Corporation, an aircraft leasing company from 2010 to December, 2013; International Coal Group from April 2005 to June 2011, Montpelier Re Holdings Ltd., a reinsurance company, from 2006 to March 2010; The Greenbrier Companies, a supplier of transportation equipment and services to the railroad industry from June 2009 until January 2013. Mr. Ross was Executive Managing Director of Rothschild Inc. for 24 years before acquiring that firm's private equity partnerships in 2000. Mr. Ross is a graduate of Yale University and of Harvard Business School. Through the course of Mr. Ross' career, he has served as a principal financial adviser to, investor in, and director of various companies across the globe operating in diverse industries, and he has assisted in restructuring more than $500 billion of corporate liabilities.

Mr. Ross is well qualified to serve as a director due to his over 35 years of experience in private equity, numerous public and private company directorship roles, and globally recognized financial expertise having been elected to both the Private Equity Hall of Fame and the Turnaround Management Association Hall of Fame.

Thomas E. Zacharias—Director.    Mr. Zacharias, age 62, has been a member of the Board of Directors since June 2014. Mr. Zacharias has served as Chief Operating Officer of W. P. Carey Inc. since March 2005 and as head of the Asset Management Department and Managing Director since April 2002. He has also served as Chief Operating Officer and Managing Director of Corporate Property Associates, 17—Global since September 2007 (referred hereafter as "CPA®"), as Chief Operating Officer and Managing Director of CPA®:18—Global since September 2012. He has served as Chief Operating Officer of Carey Watermark Investors since September 2010 having previously served as the sole member of the board of directors from March 2008 through that date. Mr. Zacharias served as Chief Operating Officer of Carey Watermark Investors 2 since May 2014. Mr. Zacharias had also served as Chief Operating Officer and Managing Director of CPA®:16—Global from May 2011 to January 2014 (when CPA®:16 merged with W. P. Carey), having previously served as President from June 2003 to May 2011. He had also served as Chief Operating Officer of CPA®:14 and CPA®:15 from May 2005 to May 2011 and September 2012 (when CPA®:15 merged with W. P. Carey), respectively, having also

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served as Managing Director since April 2002, and as an Independent Director of CPA®:14 from 1997 to 2001 and of CPA®:15 in 2001. Prior to joining W. P. Carey, Mr. Zacharias was a Senior Vice President of MetroNexus North America, a Morgan Stanley Real Estate Funds Enterprise. Prior to joining MetroNexus in 2000, Mr. Zacharias was a Principal at Lend Lease Development U.S., a subsidiary of Lend Lease Corporation, a global real estate investment management company. Between 1981 and 1998, Mr. Zacharias was a senior officer at Corporate Property Investors, which at the time of its merger into Simon Property Group in 1998 was one of the largest private equity REITs in the United States. Mr. Zacharias received his undergraduate degree, magna cum laude, from Princeton University in 1976 and an M.B.A. from Yale School of Management in 1979. He is a member of the Urban Land Institute and NAREIT.

In light of Mr. Zacharias' directorship and management experiences, we believe that he is well qualified to serve as a director on the Board of Directors.

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EXECUTIVE OFFICERS

Our current executive officers are listed in the following table, and certain information concerning those officers follows the table:

Name	Age	Position
David A. Bradley	45	President, Chief Executive Officer and Director
Ross J. Crane	53	Executive Vice President and Chief Financial Officer
Michael B. Farnell, Jr.	46	Executive Vice President, Chief Administrative Officer and Secretary
Brian K. Herington	49	Senior Vice President, Chemicals
Shawn D. Williams	53	Senior Vice President, Plastics
Ronald J. LaBuschewsky	49	Senior Vice President, Supply Chain & Environmental Services
Alberto J. Machado	52	Senior Vice President, Strategic Growth
Michael L. Everett	50	Vice President and Treasurer
Kristina A. Smith	51	Vice President, Controller and Chief Accounting Officer

Ross J. Crane—Executive Vice President, Chief Financial Officer.    Mr. Crane has served as our Executive Vice President, Chief Financial Officer and Treasurer since the consummation of the Business Combination on June 9, 2016. He has served as Executive Vice President and Chief Financial Officer for Nexeo Holdings and Solutions since August 8, 2011. Prior to joining Nexeo, Mr. Crane served as Chief Financial Officer for Belkin International, Inc. from September 2008 to August 2011. Prior to joining Belkin International, Inc., Mr. Crane served as Senior Vice President, Strategic Initiatives, Chief Financial Officer, North America, and Interim President, North America at Ingram Micro Inc., a distributor of technology goods and services from August 2005 to September 2008. From November 1994 to August 2005, Mr. Crane held various senior financial positions at Avnet, Inc., including Senior Vice President, Group Financial Officer of Avnet Electronics Marketing. From 1999 to 2002, Mr. Crane served as Vice President, and subsequently Senior Vice President, Group Financial Officer of Avnet Applied Computing. Prior to joining Avnet Inc., Mr. Crane spent six years with Honeywell Inc. in its Space Systems Group and its Industrial Automation and Control Group. During this six-year period, Mr. Crane held a variety of positions in manufacturing, government relations, working capital management, program accounting and financial planning and reporting. Mr. Crane received his B.S. and M.B.A. in Finance from Arizona State University and graduated Magna Cum Laude. Mr. Crane also served as a member of the Dean's Board of Excellence for the Barrett Honors College in Arizona State University's College of Business.

Michael B. Farnell, Jr.—Executive Vice President, Chief Administrative Officer and Secretary.    Mr. Farnell has served as our Executive Vice President, Chief Legal Officer and Secretary since the consummation of the Business Combination on June 9, 2016 and in December 2016 assumed the role of Chief Administrative Officer. He has served as Executive Vice President and Chief Legal Officer for Nexeo Holdings and Solutions since August 15, 2011 and served as Vice President and Secretary since February 22, 2011. Mr. Farnell served as legal counsel for TPG from 2006 to 2011. Prior to joining TPG, Mr. Farnell was a corporate attorney with the law firm of Weil, Gotshal & Manges, LLP in Dallas, Texas from 1998 through 2006. Mr. Farnell served as a Member of the Board of Directors for British Vita Group S.a.r.l., a TPG portfolio company, from October 2006 through February 2013. Mr. Farnell received his J.D. and M.B.A degrees from Southern Methodist University, where he was a member of the SMU Law Review, and his B.A. degree from Trinity University.

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Brian K. Herington—Senior Vice President—Chemicals.    Mr. Herington has served as our Senior Vice President—Chemicals since October 3, 2016. Mr. Herington has 27 years of industrial and commercial experience leading complex, technology-driven businesses both regionally and globally including international assignments in the Netherlands and Brazil. Most recently, he served as Regional Division Head—Americas at ABB and President of Thomas & Betts since June 2011. From 2009 to 2011 he was President—Americas, Performance Fibers, a Sun Capital business. From 2007 to 2009 he was General Manager of the High Performance Plastics global business at SABIC Innovative Plastics. Prior to SABIC, Mr. Herington held a variety of leadership positions at GE from 1994 to 2007, which included roles as General Manager, Region Manager, Product Manager, Business Development, Marketing Manager and Account Manager. Mr. Herington started his career at Amoco Chemical as a Sales Representative from 1990 to 1994. Mr. Herington holds a B.S. from Illinois State University and an M.B.A. from Ashford University.

Shawn D. Williams—Senior Vice President—Plastics.    Mr. Williams has served as our Senior Vice President—Plastics since the consummation of the Business Combination on June 9, 2016. He has served as Senior Vice President—Plastics for Nexeo Holdings and Solutions since September 10, 2012. Mr. Williams served as President and Chief Executive Officer of Momentive Performance Materials, Inc. from 2009 to 2012. Prior to joining Momentive, he spent 20 years in a variety of leadership positions with General Electric Company. He served on the Board of Directors for the YMCA in Albany, New York from 2011 to 2012 and Purdue University's PBAO from 2008 to 2012. Mr. Williams holds a B.S. degree in Electrical Engineering from Purdue University and a M.B.A. from the Haas School of Business at University of California, Berkeley.

Ronald J. LaBuschewsky—Senior Vice President—Supply Chain and Environmental Services.    Mr. LaBuschewsky has served as our Senior Vice President—Supply Chain and Environmental Services since the consummation of the Business Combination on June 9, 2016. He has served as Senior Vice President—Supply Chain and Environmental Services for Nexeo Holdings and Solutions since March 10, 2016. Mr. LaBuschewsky previously served as Senior Vice President—Supply Chain from November 13, 2014 through March 9, 2016 and Vice President of Operations from August 26, 2013 through November 12, 2014. Mr. LaBuschewsky served as Chief Operating Officer of Intrapac International Group from December 2011 to August 2013. Mr. LaBuschewsky served as Chief Operating Officer of Peninsula Packaging Inc. from January 2011 to December 2011. Prior to joining Peninsula Packaging, Mr. LaBuschewsky spent six years with Bway Packaging Inc. in a variety of leadership roles including Director of Quality, Vice President of Nampac Division, and Vice President of Plastics. Prior to Bway, Mr. LaBuschewsky spent 16 years at Graham Packaging where he held various Operations leadership roles. Mr. LaBuschewsky received his BS and MBA degrees in Business Administration and Management from the University of Phoenix.

Alberto J. Machado—Senior Vice President—Strategic Growth.    Mr. Machado has served as our Senior Vice President—Strategic Growth since the consummation of the Business Combination on June 9, 2016. He has served as Senior Vice President—Strategic Growth for Nexeo Holdings and Solutions since March 10, 2016. He previously served as Senior Vice President—Environmental Services and Strategic Growth from November 13, 2014 through March 9, 2016; as their Senior Vice President—Composites and Environmental Services from May 14, 2013 through November 13, 2014; and as their Vice President Commercial Operations from November 26, 2012 through May 14, 2013. Mr. Machado served as a Sales Director and then as Global Channel Director from 2007 - 2012 with Momentive Performance Materials. Prior to joining Momentive, Mr. Machado spent 10 years in a variety of leadership positions with General Electric Company completing his certification as a Global Master Black Belt in Sales Force Effectiveness. Mr. Machado holds a MoS Mechanical Engineering Degree from University Simon Bolivar in Caracas, Venezuela and a minor in Materials and Industrial Design from Insituto Tecnico Jose A Sucre in Caracas.

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Michael L. Everett—Vice President and Treasurer.    Mr. Everett has served as our Vice President and Treasurer since the consummation of the Business Combination on June 9, 2016. He has served as Vice President and Treasurer for Nexeo Holdings and Solutions since November 14, 2011. Previously, Mr. Everett was the Vice President and Treasurer of Cogentrix Energy, LLC (a wholly-owned subsidiary of The Goldman Sachs Group, Inc.) from December 2004 through July 2010, and served as interim Chief Financial Officer from January 2009 through July 2010. Prior to his time at Cogentrix Energy, LLC, Mr. Everett served various treasury functions at Duke Energy Corporation, including Director, Global Capitalization from 2002 to 2004, Regional Treasury Manager, Latin America from 1999 to 2002, Senior Financial Analyst from 1997 to 1999 and Senior Credit Analyst from 1996 to 1997. Mr. Everett also served in various financial analyst and brokerage roles in the financial services industry at Fidelity Investments and Merrill Lynch from 1992 to 1996. Mr. Everett has been a Chartered Financial Analyst (CFA) since 1997 and holds an M.S. degree in Finance and Economics and B.F.A. degree from West Texas A&M University.

Kristina A. Smith—Vice President, Controller and Chief Accounting Officer.    Ms. Smith has served as our Vice President, Controller and Chief Accounting Officer since the consummation of the Business Combination on June 9, 2016. She has served as Vice President for Nexeo Holdings and Solutions since January 2012 and more recently as Chief Accounting Officer since May 2014. She served as the Global Controller of Belkin International, Inc. from April 2009 to November 2011. Ms. Smith served as the Vice President, Global Licensing Controller for The Walt Disney Company from February 2007 to October 2008. Prior to that, she held various accounting and finance roles with The Walt Disney Company of increasing responsibility from 1995 to 2007. Prior to joining The Walt Disney Company, Ms. Smith spent six years with Marriott International, Inc. in roles ranging from internal auditor to Controller Distribution. Ms. Smith holds a Bachelors of Business Administration degree from Loyola College.

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 CORPORATE GOVERNANCE

Role of the Board of Directors

The Board of Directors oversees the Chief Executive Officer and other senior management in the management of the Company's business and affairs. The Company's key governance documents, including our Corporate Governance Guidelines, are available under the Governance heading of our corporate website, www.nexeosolutions.com. The governance structure is designed to foster principled actions, effective decision-making, and appropriate monitoring of both compliance and performance. The Board met seven times during fiscal year 2016.

Board Leadership Structure

Currently, the roles of our Chairman and Chief Executive Officer are separate. The Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. Currently, the Board believes the separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus his time and energy on operating and managing the Company and leverages the Chairman's experience and perspectives. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has provided the Board with the flexibility to establish the most appropriate structure for the Company at any given time.

The Company also utilizes a Lead Director. To ensure independent oversight, following the Business Combination, the Board designated Thomas E. Zacharias to serve as the Lead Director of the Board. In addition to collaborating with the Company's Chairman and the Chief Executive Officer on a regular basis, the role of the Lead Director is to prepare Board agendas with our Chairman, chair the executive sessions of the independent directors, call meetings of the independent directors and perform such other functions as the Board or independent directors may direct.

The Board periodically reviews the leadership structure to determine whether it continues to best serve the Company and its stockholders.

Board Role in Risk Oversight

Risk is inherent in any business, and our management is responsible for the day-to-day management of risks that we face. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the quarterly meetings of the Board, as well as certain committee meetings, in order to address any questions or concerns raised by directors on risk management and any other matters. Each quarter, the Board receives presentations from senior management on business operations, financial results and strategic issues.

The committees also assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists in fulfilling the oversight responsibilities with respect to management of major risk exposures, including in the areas of financial reporting and internal controls. Risk assessment reports are regularly provided by management to the Audit Committee. The Compensation Committee assists in fulfilling oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists in fulfilling oversight responsibilities with respect to the management of risks associated with the

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Board's organization, membership and structure and corporate governance. All of the committees report back to the full Board as to the committees' activities and matters discussed and reviewed at the committees' meetings.

Classes of Directors

Our Board is divided into three classes, being divided as equally as possible with each class having a term of three years.

Upon the consummation of the Business Combination, Wilbur L. Ross, Jr., Nadim Z. Qureshi, Lord William Astor, Thomas E. Zacharias, Christopher J. Yip, Nathan H. Wright, Dan F. Smith, Kenneth M. Burke, and David A. Bradley were elected to serve as directors of the post-combination company, with David A. Bradley, Dan F. Smith, and Christopher J. Yip to serve as Class I directors, Nathan H. Wright, Nadim Z. Qureshi and Lord William Astor to serve as Class II directors and Thomas E. Zacharias, Kenneth M. Burke and Wilbur L. Ross, Jr. to serve as Class III directors.

If elected to the Board at the Annual Meeting, Messrs. Bradley, Smith and Yip will serve three-year terms expiring at the 2020 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier resignation or removal. Nathan H. Wright, Nadim Z. Qureshi and Lord William Astor are the Class II directors, whose terms of office will continue until the annual meeting of stockholders in 2018 or until their respective successors are duly elected and qualified or until their earlier resignation or removal. Thomas E. Zacharias, Kenneth M. Burke and Wilbur L. Ross, Jr. are the Class III directors, whose terms of office will continue until the annual meeting of stockholders in 2019 or until their respective successors are duly elected and qualified or until their earlier resignation or removal.

Board Committees

The standing committees of our Board currently consists of an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each of the committees will report to the full Board as they deem appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.

Name	Class	Audit Committee		Compensation Committee		Nominating and Governance Committee
Lord William Astor	II	X
Kenneth M. Burke	III	X	*
Nadim Z. Qureshi	II			X		X
Dan F. Smith	I			X	*	X
Nathan H. Wright	II			X
Christopher J. Yip	I					X	*
Thomas E. Zacharias	III	X

*
Committee Chairman.

During fiscal year 2016, the Board held seven meetings. Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended September 30, 2016. We encourage all of our directors to attend our annual meetings of stockholders.

Audit Committee

The Audit Committee is responsible for, among other matters: (1) reviewing and discussing with management and the independent registered public accounting firm the annual audited financial

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statements, and recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K; (2) discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements; (3) discussing with management major risk assessment process and certain risk management policies; (4) monitoring the independence of the independent registered public accounting firm; (5) verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; (6) reviewing and approving all related-party transactions; (7) inquiring and discussing with management our compliance with applicable laws and regulations; (8) pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed; (9) appointing or replacing the independent registered public accounting firm; (10) determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and (11) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

The Audit Committee consists of Messrs. Burke, Astor and Zacharias, with Mr. Burke serving as the chair of the committee. Messrs. Burke, Astor and Zacharias qualify as independent directors according to the rules and regulations of the SEC and the NASDAQ Stock Market ("NASDAQ") with respect to audit committee membership. Mr. Burke also qualifies as our "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K. The Board has adopted a written charter for the Audit Committee, which is available under the Governance heading of our corporate website at www.nexeosolutions.com. The information on our website is not part of this proxy statement. During fiscal year 2016, the Audit Committee met five times.

Compensation Committee

The Compensation Committee is responsible for, among other matters: (1) reviewing key employee compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, chief executive officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and (4) administering our stock plans and other incentive compensation plans.

The Compensation Committee charter provides that, subject to any law, regulation or listing standard that requires that any power or authority be exercised by the Compensation Committee as a whole, the Compensation Committee may form and delegate to subcommittees, consisting of no less than two members, such power and authority as it deems appropriate. The charter provides that our Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, our Compensation Committee will consider the independence of each such adviser, including pursuant to the factors set forth in the charter; provided, however, that nothing in the Compensation Committee charter requires that any such compensation consultant, legal counsel or other compensation adviser be independent.

Our Compensation Committee consists of Messrs. Smith, Qureshi and Wright, with Mr. Smith serving as the chair of the committee. Messrs. Smith, Qureshi and Wright qualify as independent directors according to the rules and regulations of the SEC and NASDAQ with respect to compensation committee membership. The Board has adopted a written charter for the Compensation Committee, which is available under the Governance heading of our corporate website at www.nexeosolutions.com.

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The information on our website is not part of this proxy statement. During fiscal year 2016, the Compensation Committee met three times.

Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for, among other matters: (1) identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board; (2) overseeing the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to the Board a set of corporate governance guidelines and principles applicable to us.

Our Nominating and Governance Committee consists of Messrs. Yip, Qureshi and Smith, with Mr. Yip serving as the chair of the committee. The Board has adopted a written charter for the Nominating and Governance Committee, which is available under the Governance heading of our corporate website at www.nexeosolutions.com. The information on our website is not part of this proxy statement. During fiscal year 2016, the Nominating and Governance Committee met one time.

Independence of Directors

As a result of our securities being listed on NASDAQ, we adhere to the rules of that exchange in determining whether a director is independent. NASDAQ requires that a majority of the Board must be composed of "independent directors," which is defined generally as a person other than an officer or employee of a company or its subsidiaries or any other individual having a relationship which, in the opinion of such company's Board of Directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Board has affirmatively determined that all of our current directors other than Mr. Bradley are independent directors.

Compensation Committee Interlocks and Insider Participation

None of our other executive officers currently serves, nor served in the past year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board.

Director Nominees

Our Nominating and Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. Our Nominating and Governance Committee will consider persons identified by our stockholders, management, investment bankers and others, though no formal policy exists for doing so. In general, the committee believes that persons to be nominated should be actively engaged in business, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person's education, experience and professional employment. Our Nominating and Governance Committee will evaluate each individual in the context of the Board as a whole, with the objective of recommending a group of persons that it believes can best implement our business plan, perpetuate our business and represent stockholder interests. Our Nominating and Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. Our Nominating and Governance Committee will not distinguish among nominees recommended by stockholders and other persons.

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Specifically, the guidelines for selecting nominees provide that our Nominating and Governance Committee expects to consider and evaluate candidates based on, among other factors, the following criteria: (1) independence under the rules of NASDAQ; (2) accomplishments and reputations, both personal and professional; (3) relevant experience and expertise; (4) knowledge of our Company and issues affecting our Company; (5) moral and ethical character; and (6) ability to commit the required time necessary to discharge the duties of Board membership.

Our bylaws provide that nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder's intent to make such nomination has been given to our Secretary as described in "Submission of Stockholder Proposals for the 2018 Annual Meeting of Stockholders" in this proxy statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the number of shares of Common Stock that are beneficially owned by such stockholder and that are owned of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (iii) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (iv) representation that the stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to the stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Subject to specified ownership thresholds, in accordance with the terms of the SHRRA, each of WLRH Sponsor and TPG Sponsor are entitled to designate two directors for appointment to the Board and to maintain a representative on each committee of the Board other than the Audit Committee. In addition, each of WLRH Sponsor and TPG Sponsor were entitled to designate two additional unaffiliated directors in connection with the closing of the Business Combination. Pursuant to the terms of the SHRRA, each of WLRH Sponsor and TPG Sponsor must vote for the designees of the other party and each is entitled to replace the WLRH Sponsor and TPG Sponsor designees, as applicable, that are removed from the Board.

WLRH Sponsor has designated Wilbur L. Ross, Jr. and Nadim Z. Qureshi as the WLRH Sponsor designees. WLRH Sponsor designated Lord William Astor and Thomas E. Zacharias as the WLRH Sponsor unaffiliated designees in connection with the closing of the Business Combination.

TPG Sponsor has designated Nathan H. Wright and Christopher J. Yip as the TPG Sponsor designees. TPG Sponsor designated Kenneth M. Burke and Dan F. Smith as the TPG Sponsor unaffiliated designees in connection with the closing of the Business Combination.

Code of Business Conduct

We have adopted a code of business conduct applicable to the directors, officers and employees of the Company and its subsidiaries. We have also adopted corporate governance guidelines which address,

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among other things, director qualifications, responsibilities and compensation, director access to officers, employees and advisors, and determinations regarding executive officer compensation. The copy of the code of business conduct and our corporate governance guidelines are both available on the Investor Relations section of our website, at www.nexeosolutions.com.

The Company intends to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, its code of business conduct that apply to senior executives by posting such information on the Company's website.

Communicating with the Board

Our stockholders may send written communications directly to the Board or to specified individual directors, including the Chairman of the Board or any non-management directors, by sending such communications to our corporate headquarters. Such communications will be reviewed by our legal counsel and, depending on the content, will be:

  •
  forwarded to the addressees or distributed at the next scheduled Board meeting;

  •
  if they relate to financial or accounting matters, forwarded to the Audit Committee or distributed at the next scheduled Audit Committee meeting;

  •
  if they relate to executive officer compensation matters, forwarded to the Compensation Committee or discussed at the next scheduled Compensation Committee meeting;

  •
  if they relate to the recommendation of the nomination of an individual, forwarded to the Nominating and Governance Committee or discussed at the next scheduled Nominating and Governance Committee meeting; or

  •
  if they relate to our operations, forwarded to the appropriate officers of our Company, and the response or other handling of such communications reported to the Board at the next scheduled Board meeting.

Please note that because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to the Board or the applicable committee.

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CHANGES IN THE COMPANY'S INDEPENDENT
REGISTRED PUBLIC ACCOUNTING FIRM

In connection with the closing of the Business Combination, the Company engaged PricewaterhouseCoopers, LLP ("PwC") as the Company's independent registered public accounting firm to audit the Company's consolidated financial statements. PwC served as the independent registered public accounting firm of Nexeo Holdings prior to the Business Combination, and in connection with the closing the Board of Directors approved the change of accountants to PwC. Accordingly, as of June 9, 2016, KPMG LLP ("KPMG"), WLRH's independent registered public accounting firm prior to the Business Combination, was informed that it was dismissed as the Company's independent registered public accounting firm effective June 9, 2016.

During the period from March 24, 2014 (inception) to December 31, 2014, the fiscal year ended December 31, 2015, and the subsequent interim period through June 9, 2016, the date of KPMG's dismissal, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit report of KPMG on the balance sheets of WLRH as of December 31, 2015 and 2014, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2015 and for the period from March 24, 2014 (inception) to December 31, 2014, did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles except as follows: KPMG's report on the balance sheets of WLRH as of December 31, 2015 and 2014, and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2015 and for the period from March 24, 2014 (inception) to December 31, 2014 contained a separate paragraph stating that "The accompanying financial statements have been prepared assuming that the Company (WL Ross) will continue as a going concern. As discussed in Note 2 to the financial statements, the Company (WL Ross) will cease all operations, except for the purpose of winding up, redeem all public shares outstanding and dissolve and liquidate in the event that the Company (WL Ross) does not consummate an initial business combination by June 11, 2016. Additionally, the Company (WL Ross) has suffered recurring losses from operations and has negative working capital. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the two most recent fiscal years and subsequent interim period through June 9, 2016, WLRH has not consulted with PwC regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the financial statements of WLRH.

The Company provided KPMG with a copy of the disclosures set forth above and requested from KPMG a letter addressed to the SEC indicating whether it agreed with such disclosures. A copy of this letter, dated June 15, 2016, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on June 15, 2016.

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 AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's accounting and financial reporting processes and the audits of its financial statements, including the performance and compensation of the Company's independent registered public accounting firm. Management has the primary responsibility for the financial statements and the financial reporting processes, including the systems of internal controls and the certification of the integrity and reliability of the Company's internal control procedures.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company's audited financial statements as of and for the period ended September 30, 2016, with management and with PricewaterhouseCoopers LLP ("PwC"), and discussed with PwC the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and Rule 2-07, Communication with Audit Committees, of Regulation S-X. In addition, the Audit Committee has received the written disclosures and the letter from PwC required by the applicable requirement of the Public Company Accounting Oversight Board regarding PwC's communication with the Audit Committee concerning independence and has discussed with PwC its independence from the Company and its management. The Committee considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining the independence of PwC, and concluded that the independence of PwC was not compromised by the provision of such services. Additionally, the Audit Committee pre-approved all audit and non-audit services provided to the Company by PwC.

Based on its review of the financial statements and the aforementioned discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the full Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

Respectfully submitted by the Audit Committee,

Kenneth M. Burke
Thomas E. Zacharias
Lord William Astor

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 AUDIT FEES AND SERVICES

The aggregate fees billed to our Company by KPMG, LLP and PricewaterhouseCoopers LLP for the fiscal year ended September 30, 2016 and by KPMG, LLP for the fiscal year ended December 31, 2015 are as follows:

	2015(1)	2016(1)
Audit Fees(2)	$0.1	$3.3
Audit-Related Fees(3)	—	$2.5
Tax Fees(4)	—	$2.1
All Other Fees(5)	—	—

Total	$0.1	$7.9

(1)
All fees are for the fiscal years listed above and are reported in millions.

(2)
Audit Fees consist of fees incurred for the audits of our annual consolidated financial statements for the review of our unaudited interim consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of each fiscal year and for fees incurred related to other SEC filings. The amount recorded for fiscal year 2016 in the Predecessor period of October 1, 2015 through June 8, 2016 was $1.5 million.

(3)
Audit-Related Fees consist of fees incurred for accounting consultations, due diligence in connection with planned acquisitions and research services. The amount recorded for fiscal year 2016 in the Predecessor period of October 1, 2015 through June 8, 2016 was $0.1 million.

(4)
Tax Fees consist of fees incurred for tax compliance, planning and advisory services and due diligence in connection with planned acquisitions.

(5)
All Other Fees consist of products and services provided, other than the products and services described in the other rows of the foregoing table.

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the categories Audit-Related, Tax and All Other Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

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EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the following "Compensation Discussion and Analysis." Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled "Compensation Discussion and Analysis" be included in this Proxy Statement for the Annual Meeting.

Respectfully submitted by the Compensation Committee,

Dan F. Smith
Nadim Z. Qureshi
Nathan H. Wright

Compensation Discussion and Analysis

Summary of Nexeo's Executive Compensation Program

Nexeo has continuously established and reviewed its compensation philosophy and programs. Currently, the main objective of Nexeo's compensation philosophy is to align the compensation of its named executive officers ("NEOs") with their individual performance and the performance of Nexeo. Nexeo drives that alignment with a total compensation package comprised of base salary, annual cash bonus awards, equity incentives and a competitive benefits program. Together these elements focus on:

  •
  the linking of compensation to an executive's individual performance and Nexeo's financial performance;

  •
  a balanced focus on both short-term and long-term financial objectives; and

  •
  the recruitment and retention of talented individuals for key leadership positions.

Nexeo's executive compensation program is overseen by the Compensation Committee of the Board of Directors, along with significant input from its senior management team.

Nexeo's Executives Are Invested

In connection with the formation of Nexeo Solutions Holdings, LLC ("Nexeo Holdings"), Nexeo's NEOs invested a portion of their personal net worth in the Series A Units of Nexeo Holdings. Following the closing of the Business Combination, David A. Bradley purchased $500,000 of the Common Stock of the Company. The Compensation Committee considers the Nexeo Holdings Series A Units and Company Common Stock to be investments, rather than compensation, because the NEOs purchased the units or shares at market prices using their own personal cash resources. Consequently, the values attributable to such Nexeo Holdings Series A Units and Company Common Stock and any distributions made with respect to those units or stocks are not included in the summary compensation table.

Key Components of Nexeo's Compensation Program

To meet the objectives of the executive compensation program, Nexeo has created both fixed and variable compensation elements. In order to provide stability and reliability to NEOs, the fixed elements consist of base salary and health and welfare benefits. These fixed compensation elements are important because they allow Nexeo's NEOs to focus on Nexeo's business objectives. However, Nexeo believes that variable compensation elements, such as longer-term incentive awards and annual cash bonuses, create alignment between the goals of the NEOs and the Company's stockholders. In addition, with respect to annual cash bonuses, Nexeo's "pay for performance" concept allows Nexeo to incentivize and reward its NEOs in years where they have provided Nexeo with superior services.

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In fiscal year 2016, Nexeo benchmarked its compensation elements against its peer group and performed an analysis of its peers' executive compensation packages to more closely gauge the competitiveness of its compensation. The benchmarking is used by the Compensation Committee to ensure competitive market practices, and not to target a specific market percentile. The Compensation Committee used the results of the benchmarking analysis to help determine the compensation of Nexeo's NEOs for fiscal year 2017. The Compensation Committee looked to the peer group identified in the table below for comparables, with a determination to generally provide competitive cash compensation and a focus to ensure alignment with the elements identified in the "Summary of Nexeo's Executive Compensation Program" section above and to consider the value of the executive's services and the executive's role in relation to competiveness of the market.

Selected Peer Group

Our peer group was selected by the Compensation Committee with the guidance of Pearl Meyer & Partners, which we refer to in this section as "PM&P," the Compensation Committee's independent compensation consultant.

Company	Line of Business
A. Schulman, Inc.	Chemicals & Plastics
Airgas Inc.	Chemicals & Plastics
Albemarle Corporation	Chemicals & Plastics
Applied Industrial Technologies Inc.	Distribution
Ashland Inc.	Chemicals & Plastics
Axalta Coating Systems, Ltd.	Chemicals & Plastics
Axiall Corporation	Chemicals & Plastics
Beacon Roofing Supply Inc.	Distribution
Brenntag AG	Chemicals & Plastics
Cabot Corporation	Chemicals & Plastics
Celanese Corporation	Chemicals & Plastics
Chemtura Corporation	Chemicals & Plastics
Core-Mark Holding Company, Inc.	Distribution
Expeditors International of Washington, Inc.	Distribution
HD Supply Holdings, Inc.	Distribution
MRC Global, Inc.	Distribution
NOW Inc.	Distribution
Olin Corp.	Chemicals & Plastics
PolyOne Corporation	Chemicals & Plastics
RPM International Inc.	Chemicals & Plastics
Univar, Inc.	Chemicals & Plastics
Valspar Corporation Specialty Chemicals (The)	Chemicals & Plastics
UTi Worldwide Inc.	Distribution
WESCO International Inc.	Distribution
XPO Logistics, Inc.	Distribution

Setting Executive Compensation

When Nexeo Holdings began operations in April 2011, its board of directors made all decisions regarding the compensation of its executive officers with input from its Chief Executive Officer, or CEO, with the exception being his own compensation. After the Nexeo Holdings board of directors established the Compensation Committee in November 2011, the Compensation Committee assumed responsibility for designing, implementing and administering the executive compensation programs, guided by the compensation philosophy stated above. On June 9, 2016, in connection with the Business

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Combination, stockholders of the Company elected the board members serving on the Company's current Compensation Committee. Each year, the CEO makes recommendations to the Compensation Committee, except with respect to his own compensation, regarding such components as salary adjustments, target annual incentive opportunities and the value of long-term incentive awards for the executive officers. In making his recommendations, the CEO considers experience level, individual performance, overall contribution to Nexeo's performance and market data for similar positions. The Compensation Committee takes the CEO's recommendations under advisement, but the Compensation Committee makes all final decisions regarding executive officer compensation, except for the CEO whose compensation is determined by the Board. With the exception of discussions regarding his compensation, Nexeo's CEO will attend meetings of the Compensation Committee as necessary. The Compensation Committee may also consult other employees, including the other NEOs, when making compensation decisions, but the Compensation Committee is under no obligation to involve its NEOs in its decision making process.

Nexeo has historically engaged PM&P as its executive compensation consultant. Since the closing of the Business Combination, the Compensation Committee has engaged PM&P as its independent consultant for executive compensation matters. In addition to performing a review of peer companies and their executive compensation packages, PM&P has advised the Compensation Committee on matters related to executive compensation to help guide, develop and implement Nexeo's executive compensation programs. PM&P performs no other services for Nexeo.

Base Salary

The base salary for each of Nexeo's NEOs is a fixed component of compensation and does not vary depending on the level of performance achieved. Base salaries are determined for each NEO based on his or her position and responsibility. Although the salary is fixed, Nexeo expects each NEO to achieve his or her performance objectives, contribute to Nexeo's performance, provide leadership and vision to his or her area of responsibility and exhibit the ethics and integrity delineated in Nexeo's Global Standards of Business Conduct. For fiscal year 2016, the Compensation Committee determined appropriate levels of base salary compensation for its NEOs, following recommendations from the CEO, except with respect to his own compensation. The Compensation Committee utilized the compensation analysis performed by PM&P regarding salaries at various companies within Nexeo's peer group to help determine the base salary levels for its NEOs.

On an annual basis, Nexeo's Compensation Committee reviews the base salaries for each NEO, as well as at the time of any promotion or significant change in job responsibilities, and in connection with each review, it considers individual and company performance over the course of that year. The base salary earned by each NEO for the fiscal year 2016 is described in the table set forth below.

Bonuses

The Annual Incentive Plan, which is governed by the Company's Long-Term Incentive Plan (discussed in the "Long Term Incentive Plan" section below), and which we refer to in this section as the "Bonus Plan," was adopted to encourage Nexeo's NEOs to achieve its business objectives and to attract and retain them through the opportunity for substantial performance-related incentive compensation. The Bonus Plan is administered by the Compensation Committee.

The Bonus Plan sets a target bonus award for each participant based upon a percentage of that individual's base salary as indicated in the table below.

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 NEO Base Salary & Target Bonus Opportunity

Name	Base Salary(1)	Target Bonus Opportunity(2)
David A. Bradley	$900,000	125%
Ross J. Crane	$500,000	70%
Ronald J. LaBuschewsky	$330,000	60%
Shawn D. Williams	$380,000	60%
Michael B. Farnell, Jr.	$410,000	60%

(1)
At the beginning of the fiscal year, the base salaries for Messrs. Bradley, Crane, LaBuschewsky, Williams, and Farnell were $800,000, $472,000, $310,000, $350,000, and $410,000, respectively. On December 1, 2015, the Compensation Committee voted to adjust the base salaries for Messrs. Bradley, Crane, and LaBuschewsky to $900,000, $500,000, and $330,000, respectively. The Committee also adjusted the fiscal year 2016 Target Bonus Opportunity for both Messrs. Farnell and LaBuschewsky to 60%. The adjustments were made by the Compensation Committee in consultation with PM&P, after it was determined that our base salaries and target bonus opportunities needed to be increased to remain competitive.

(2)
Under the Bonus Plan, the NEO's can earn up to 250% of their target bonus amount based on Company performance and the NEO's individual performance.

Under the Bonus Plan, Nexeo's NEOs can earn 0% to 250% of their target bonus amount based on Company performance and on the NEO's individual performance. To retain the maximum discretion possible, an NEO's bonus is funded at 2.5x when the threshold metric for adjusted EBITDA, as more fully explained and discussed below, is achieved, and the Compensation Committee then downwardly adjusts the bonus amount, so that the bonus awarded is aligned with the NEO's performance and the Company's achievement of its performance objectives, which are established in the Bonus Plan by the setting of minimum, target, and maximum levels applicable to each objective, and defining guideline payouts associated with the metric achievements. In all cases, the Compensation Committee has the exclusive right and sole discretion to determine the ultimate reduction applied to each NEO's bonus.

For fiscal year 2016, the Company performance objectives took into account performance goals related to (1) an adjusted EBITDA metric, which is defined for purposes of the Bonus Plan and this Compensation Discussion and Analysis (the "CD&A") as earnings before interest, taxes, depreciation and amortization for the applicable year, adjusted for any one-time, non-recurring items, and non-recurring gains and losses; and (2) an adjusted free cash flow metric, which is defined for purposes of the Bonus Plan and this CD&A as the amount of cash available beginning with EBITDA, plus or minus changes in working capital, minus capital expenditures, minus taxes, less investor payments for the applicable year, both adjusted as the Compensation Committee deems necessary to reflect extraordinary or non-recurring events such as acquisitions, divestitures and other similar transactions or in its sole discretion as it deems necessary or advisable.

The general Company performance payout at the threshold level is 70% of the target bonus. If target performance objectives are achieved, 100% of the target bonus amount may be paid. Finally, if performance targets are achieved at maximum levels, up to 250% of the target bonus amount may be paid as illustrated in the chart below. If more than one performance metric is utilized, the Compensation Committee will determine the percentage of the target bonus calculation to be allocated to each metric. The percentage of the target bonus amount attributable to the Company performance factor will be calculated using the weighted average of the payout factor for each Company performance metric on an incremental basis. In factoring individual performance, the Compensation Committee generally views the baseline for "Valued Contributor" as one times the Company

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performance factor multiplied by the employee's target bonus opportunity, with a multiplier of up to 2x for "Outstanding" performance. In all cases, the Compensation Committee has the exclusive right and sole discretion to reduce or eliminate the bonus payout without regard to achievement of performance objectives.

	FY 2016 Bonus Plan
Company Performance Variables	Threshold	Target	Maximum
70% Metric: adjusted EBITDA (expressed in millions)	135.0	190.0	265.0
30% Metric: free cash flow (expressed in millions)	25.0	60.0	100.0
Payout Percentage: (EBITDA threshold must be met for bonus to be paid)
EBITDA	70%	100%	Up to 250%
Free Cash Flow	30%	100%	Up to 250%

Individual Performance & Retention: To receive any payout under the Bonus Plan, NEOs must:

  •
  receive a "Valued Contributor" rating or above; and

  •
  remain continuously employed through the date the bonus payout occurs.

In addition to the awards paid under the Bonus Plan, the Compensation Committee may provide additional discretionary bonuses to Nexeo's NEOs to recognize their significant efforts to drive company performance. These bonuses also require that the recipient be employed with Nexeo through the payout date, which generally occurs at the end of each calendar year. No discretionary bonuses were paid to NEOs in fiscal year 2016. The bonus payouts related to fiscal year 2016 indicated in the table below were paid on December 9, 2016.

NEO Bonuses Related to FY 2016

Name	Bonus Plan Award(1)	Discretionary Bonus	Total Bonuses/ Incentives
David A. Bradley	$—	$—	$—
Ross J. Crane	$262,500	$—	$262,500
Ronald J. LaBuschewsky	$155,925	$—	$155,925
Shawn D. Williams	$171,000	$—	$171,000
Michael B. Farnell, Jr.	$184,500	$—	$184,500

(1)
For purposes of the FY 2016 Bonus Plan, each participant's target bonus opportunity, with the exception of Mr. Bradley, was applied to his or her base salary. The Compensation Committee approved awards at a Company performance factor of 75% of target based on the NEO's personal performance factor and the Compensation Committee's assessment of management's influence on Nexeo's adjusted EBITDA performance, as determined for the purposes of the fiscal year 2016 Bonus Plan of $173.7 million and its adjusted free cash flow, as determined for the purposes of the fiscal year 2016 Bonus Plan, of $123.2 million. Mr. Bradley waived his fiscal year 2016 bonus to demonstrate his commitment to fully aligning his interest to the Company's stockholders.

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Long-Term Equity-Based Incentives

Nexeo Holdings Series B Unit Awards

Prior to June 9, 2016, the closing of the Business Combination, Nexeo Holdings' compensation committee granted newly-hired NEOs certain interests in Nexeo Holdings pursuant to Nexeo Holdings' limited liability company agreement, which we refer to as the "Holdings Series B Units." Holdings Series B Units were designed as "profits interests" within the meaning of Revenue Procedures 93-27 and 2001-43, which was intended to provide an immediate and significant alignment between NEOs and the future success of Nexeo Holdings' business. The NEOs received these profits interests at or near the time of hire and when deemed appropriate to further demonstrate commitment and reinforcement of value creation. The number of Series B Units granted to each NEO was not determined pursuant to any formulaic equation or benchmarking to any peer groups, rather, the number of Holdings Series B Units was determined by Nexeo Holdings' compensation committee in its sole discretion, after taking into account discussions with Nexeo Holdings' management team and overall retention goals. The actual number of units and the value associated with a potential payment of the units is described in greater detail in the "Grants of Plan-Based Awards for the 2016 Fiscal Year" table below.

As profits interests, Holdings Series B Units had no value for tax purposes on the date of grant, but instead were designed to gain value only after Holdings had realized a certain level of returns for the holders of its "Holdings Series A Units" (as defined in Nexeo Holdings' limited liability company agreement). Distributions would be made first to Holdings Series A Unit holders until those holders had received a full return on their capital contributions to Nexeo Holdings. Once Holdings Series A Unit holders had received these amounts, the holders of Holdings Series B Units would become eligible to receive distributions alongside Holdings Series A Unit holders in accordance with their sharing percentages after the threshold value for the respective Holdings Series B Units had been realized.

As described in the table below, the vesting schedule for Holdings Series B Units was typically split equally between the time-based units, which vested annually over a five year period, which we refer to in this section as the "Time-Based Units," and the performance-based units, which vested in accordance with a performance-based schedule that was divided into five twelve month periods, which we refer to in this section as the "Performance-Based Units."

Holdings Series B Unit Vesting Schedule

Vesting Components	Vesting Schedule(1)
Time-Based Units (50%)	• 20% vested annually on the 1st through 5th anniversary of the Vesting Beginning Date
• NEO had to remain continuously employed through each vesting date
Performance-Based Units (50%)	• 20% vested annually on the 1st through 5th anniversary of the Vesting Beginning Date, if the applicable performance based metric is achieved(2)
• NEO had to remain continuously employed through each vesting date

(1)
Mr. Bradley's 8,100,000 Holdings Series B-1 grant, Mr. Crane's 2,000,000 Holdings Series B-1 grant, and Mr. Farnell's 1,440,000 Holdings Series B-1 grant had a March 31, 2011 Vesting Beginning Date. Mr. Bradley's 1,000,000 Holdings Series B-2 grant, Mr. Crane's 400,000 Holdings Series B-2 grant, Mr. Farnell's 100,000 Holdings Series B-2 grant, and Mr. Williams' 1,250,000 Holdings Series B-2 grant had an April 1, 2012 Vesting Beginning Date. Mr. LaBuschewsky's 360,000 Holdings Series B-4 grant had a Vesting Beginning Date of April 1, 2013. Mr. Williams' subsequent 200,000 Holdings Series B-2 grant had an April 1, 2014, Vesting Beginning Date. Mr. LaBuschewsky's 720,000

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  Holding Series B-5 grant, had an April 1, 2014 Vesting Beginning Date. Mr. Bradley's Holdings 357,143 Series B-5 grant had a December 1, 2015 Vesting Beginning Date but provided that the units vested only upon a Liquidity Event or Change of Control.

(2)
In fiscal year 2011, Nexeo attained, based on the LIFO method of inventory accounting, an adjusted EBITDA of $75.8 million, rather than its vesting target of $84.9 million. Nonetheless, the Compensation Committee accelerated vesting of the tranche of Performance-Based Units associated with the 2011 fiscal year, effective April 1, 2012, to recognize the efforts of the NEOs and senior management team in launching Solutions as a stand-alone company. In fiscal years 2012, 2013, 2014, 2015, and 2016, Nexeo attained for compensation purposes, based on the average cost method of inventory accounting, an adjusted EBITDA, as determined for purposes of the respective Bonus Plans, of $134.9 million, $165.5 million, $181.4 million, $162.4 million, and $173.7 million, respectively, rather than its vesting target of $167.0 million, $202.0 million, $200.0 million, $228.0 million, and $250.0 million, respectively. Accordingly, each tranche of Performance-Based Units associated with those fiscal years did not vest. Although the Performance-Based Units did not vest, under the terms of the Nexeo Series B Unit Agreements, as amended by Nexeo Holdings compensation committee on December 1, 2015, the unvested Performance-Based Units subsequently vested upon the closing of the Business Combination, which was a Liquidity Event (as defined in the Series B Unit agreement and described in the "Potential Payments Upon Termination or Change of Control" section below) to recognize the efforts of the NEOs and senior management team.

Nexeo Holdings Compensation Committee had established the adjusted EBITDA targets that had to be achieved for each annual performance-based period through fiscal year 2017. In the event that any Performance-Based Units did not vest for any applicable annual performance period due to the failure to achieve that year's EBITDA-based performance target, the number of Performance-Based Units subject to the failed vesting tranche could roll forward within the applicable vesting schedule and subsequently vest upon the achievement of the adjusted EBITDA performance target amount for the following annual performance period. The vesting schedule could be accelerated at the discretion of Nexeo Holdings Compensation Committee and in certain other situations. As described above, unvested Performance-Based Units would also vest upon a Liquidity Event within seven years of the employee's beginning vesting date.

In connection with the transactions related to the Business Combination, Nexeo Holdings' board of directors (a) determined that the Business Combination, for purposes of Holdings Series B Unit awards, should be treated as both a "Liquidity Event" and a "Change of Control," resulting in the deemed satisfaction of all performance conditions under any unvested Holdings Series B Unit awards that were subject to performance-based vesting conditions, (b) determined that the Business Combination, for purposes of "phantom units" granted to Mr. Bradley under that certain employment agreement dated as of March 29, 2011 by and between Solutions and Mr. Bradley, should not be treated as a "Liquidity Event" and that such phantom units should be cancelled without consideration in connection with the Business Combination, and (c) preserved the vesting schedules applicable to the time-based portion of any unvested Holdings Series B Units in the corresponding New Holdco Units received in the New Holdco Exchange as described below (the "Unvested New Holdco Units"). Pursuant to the foregoing, the Unvested New Holdco Units receive accelerated vesting upon any qualifying termination of employment of the holder, without regard to the 24-month post "Change of Control" limitation period that previously applied to the time-based portion of the Series B Units of Nexeo Holdings.

Long Term Incentive Plan

On June 9, 2016, following the closing of the Business Combination, a subcommittee of the Compensation Committee comprised solely of two or more members of the Board who are "non-employee directors" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and "outside directors" for purposes of section 162(m) of the Internal Revenue Code (the "Subcommittee") granted each NEO performance share unit awards ("PSUs") under the 2016 Nexeo Long Term Incentive Plan ("2016 LTIP").

Each PSU represents the right to receive one share of Common Stock of the Company and dividend equivalents with respect to such share, subject to the terms and conditions of the applicable PSU agreement and the 2016 LTIP. The PSUs are subject to cliff vesting over a 3-year period, beginning June 9, 2016, and the satisfaction of share price and EBITDA performance metrics. The number of PSUs that vest may be more or less than the number of PSUs granted, depending on the level of

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achievement of certain performance metrics and the satisfaction of the time-based vesting conditions, each established by the Compensation Committee (or the Subcommittee thereof) at the time of grant and set forth in the NEO's PSU agreement.

With the exception of Mr. Bradley, whose employment agreement details the treatment of his PSUs upon termination as described below, if an NEO's employment is terminated for any reason, then all PSUs that have not been vested shall be forfeited; provided, however, that if a grantee's employment is terminated by the Company without "cause" (as defined in the PSU agreement) or due to death or "disability" (as defined in the PSU agreement) after the relevant performance period has ended, but before the NEO's award has been settled, such awards will be settled as if such grantee had remained continuously employed through the end of the relevant service period.

In the event a Change of Control (as defined in the PSU agreement) occurs, the Company will deem the applicable performance period to end immediately prior to the date of the Change of Control, and the Company's satisfaction of the applicable performance goals will be based upon the Company's actual achievement of the performance goals over such revised performance period.

Any compensation, payments, or benefits provided under a PSU agreement will be subject to a clawback to the extent necessary to comply with the requirements of any applicable law or any policy adopted by the Company pursuant to any such law (whether in existence as of the effective date of the award or later adopted).

Executive Agreements—David A. Bradley Employment Agreement

On June 9, 2016, in connection with the closing of the Business Combination, the Company and Solutions entered into a new employment agreement with David A. Bradley (the "Employment Agreement") providing that Mr. Bradley would serve as President and Chief Executive Officer of Solutions, Nexeo, and the Company. The Employment Agreement has an effective date of June 9, 2016 (the "Effective Date") and supersedes the prior employment agreement between Mr. Bradley and Solutions, dated March 29, 2011.

The Employment Agreement provides for an employment term beginning on the Effective Date and ending on September 30, 2019 (the "Initial Expiration Date"), with the Employment Agreement automatically renewing for successive one-year periods on the anniversary of the Initial Expiration Date unless otherwise terminated by either party in accordance with the Employment Agreement. The Employment Agreement further provides that Mr. Bradley (1) will receive an annual base salary of at least $900,000, which may be increased from time to time as determined by the Board of Directors, (2) will be eligible to receive a target annual bonus of 1.25 times his annual base salary provided certain pre-established performance criteria are met and (3) is entitled to participate in the long-term incentive and benefit plans of Solutions and its affiliates.

None of the other NEOs have a formal employment agreement with Nexeo. Instead, they are covered by offer letters that provide the terms and conditions governing their at-will employment relationship, and providing them with their initial annual base salary and target bonus opportunity. In addition, they received PSU awards granted by the Compensation Committee upon the closing of the Business Combination, although the material terms and conditions of the PSU awards are described in their individual award agreements. They are eligible to participate in all applicable employee benefit plans that Nexeo maintains, subject to the terms and conditions of the individual plans.

Severance and Change in Control Benefits

As more fully discussed in the "Potential Payments Upon Termination or a Change in Control" section below, Mr. Bradley's employment agreement contains provisions that provide for severance and change-in-control benefits. Additionally, the individual award agreements with Nexeo's NEOs that govern the PSU awards contain accelerated vesting provisions that will apply upon a change of control

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and the Company's satisfaction of the applicable performance goals, which would then be used on the Company's actual achievement of the performance goals over such revised performance period. In addition, on June 9, 2016, the Board approved and adopted the Amended and Restated Nexeo Solutions, Inc. Severance Plan for US Officers and Executives (the "Severance Plan"). The Severance Plan covers NEOs who are not covered under any other severance plan or program or are not a party to an employment agreement with Nexeo that provides severance benefits as more fully discussed in the "Potential Payments Upon Termination or a Change of Control" section below.

Nexeo believes that the severance protection and change-of-control provisions that cover Nexeo's NEOs create important retention tools for Nexeo and allow its NEOs to focus their attention and energy on making the business decisions that are in Nexeo's interests without clouding the decision-making process with personal considerations.

Recoupment Policy

The Compensation Committee administers Nexeo's policies consistent with the Sarbanes-Oxley Act, which would recover CEO and CFO incentive bonuses or equity awards in the event of a financial restatement that would trigger recoupment under the Sarbanes-Oxley Act. Moreover, any compensation, payments, or benefits provided under the Severance Plan will be subject to a clawback to the extent necessary to comply with the requirements of any applicable law or any policy adopted by the Company.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code denies a federal income tax deduction for certain compensation in excess of $1.0 million per year paid to the chief executive officer and the three other most highly paid executive officers (other than a company's chief executive officer and chief financial officer) of a publicly traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. We expect our policy will be to consider the tax impact of our compensation arrangements as one factor, among others, in evaluating and determining the structure, implementation, and amount of awards paid to our executive officers. However, to retain highly skilled executives and remain competitive with other employers, the Compensation Committee may authorize compensation that would not be deductible under Section 162(m) or otherwise if it determines that such compensation is in the best interests of the Company and its stockholders, and maintaining tax deductibility will not be the sole consideration taken into account in determining what compensation arrangements are in our and our stockholders' best interests.

Other Benefits

Nexeo provides its employees, including its NEOs, with non-discriminatory health and welfare benefits and retirement benefits. To ensure a minimum guaranteed 7% compensation benefit, Nexeo sponsors the Nexeo Solutions, LLC Excess Benefit Plan, which we refer to in this section as "Excess Benefit Plan," for the benefit of Nexeo's NEOs. The Excess Benefit Plan is a deferred compensation plan that provides for notional contributions up to 7% of the NEO's compensation if such amount was not contributed as a part of the 401(k) matching contributions. For purposes of the Excess Benefit Plan, the value, if any, of long term incentive awards are not considered. The participant must remain continuously employed with Nexeo through the payout date to be eligible for and receive any payout under the Excess Benefit Plan. Payouts under the Excess Benefit Plan are included for Nexeo's "NEOs in the Summary Compensation Table" below and described in further detail in the section entitled "Nonqualified Deferred Compensation," below.

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Perquisites

Perquisites are not a significant portion of Nexeo's compensation structure. However, Nexeo does offer one-time relocation benefits to many of the Company's new key employees, including new NEOs, as an enticement to join Nexeo. The relocation benefits include temporary living assistance and moving costs that typically occur during the first twenty-four months of his or her employment with Nexeo. Additionally, Nexeo Holdings' board of directors approved the adoption of an executive physical benefit in fiscal year 2011. In 2012, Nexeo retained Deloitte Tax LLP to provide state tax preparation and filing assistance related to the NEOs' Holdings Series B Units.

Pension Benefits

Nexeo does not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for its NEOs.

Other Compensation Items

Nexeo does not structure its compensation program according to any particular tax or accounting policies, nor does Nexeo has an official equity ownership policy for Nexeo's NEOs.

Summary Compensation Table for the 2016 Fiscal Year

The table below sets forth the annual compensation earned by Nexeo's NEOs during the 2014, 2015, and 2016 fiscal years.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Stock Awards ($)(5)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)(6)	Total ($)
David A. Bradley	2016	$913,077	—	$42,857	$—	$2,739,000		$—	$154,070	$3,849,004
Chief Executive Officer	2015	$800,000	635,000	$—	$825,000	$—		$—	$114,805	$2,374,805
	2014	$782,692	—	$—	$810,000	$—		$—	$75,488	$1,668,180
Ross J. Crane	2016	$513,200	—	$—	$262,500	$1,004,300	$		$69,643	$1,849,643
Chief Financial	2015	$472,000	232,882	$—	$302,564	$—		$—	$53,362	$1,060,808
Officer	2014	$468,308	376	$—	$267,624	$—		$—	$38,190	$774,498
Ronald J. LaBuschewsky	2016	$338,385	—	$—	$155,925	$1,125,075		$—	$82,610	$1,701,995
Senior Vice President,	2015	$300,769	123,031	$165,600	$159,844	$—		$—	$40,655	$789,899
Supply Chain and	2014	$249,423	50,000	$90,000	$110,000	$—		$—	$110,368	$609,791
Environmental Services
Shawn D. Williams,	2016	$388,154	—	$—	$171,000	$821,700		$—	$53,914	$1,434,768
Senior Vice President,	2015	$347,846	133,350	$—	$173,250	$—		$—	$22,082	$676,528
Plastics	2014	$331,846	34	$—	$146,966	$—		$—	$55,946	$534,792
Michael B. Farnell, Jr.	2016	$425,769	—	$—	$184,500	$639,100		$—	$51,255	$1,300,624
Chief Administrative	2015	$406,635	130,175	$—	$169,125	$—		$—	$45,095	$751,030
Officer	2014	$386,610	371	$—	$188,629	$—		$—	$31,151	$606,761

(1)
Amounts in this column reflect the salary earned by each of the executive officers. At the beginning of the 2016 fiscal year, the base salaries for Messrs. Bradley, Crane, LaBuschewsky, Williams, and Farnell, were $800,000, $472,000, $350,000, $310,000, and $410,000, respectively. The base salaries for Messrs. Bradley, Crane and LaBuschewsky were adjusted on December 1, 2015, to $900,000, $500,000, and $330,000, respectively.

(2)
Amounts in this column for the 2015 fiscal year reflect discretionary bonuses awarded which were paid concurrent with the fiscal year 2015 Bonus Plan awards on December 11, 2015. The bonuses were paid in an exchange for the NEO's agreement to remain with Nexeo through May 31, 2016.

(3)
The values in this column represent the grant date fair value of Holdings Series B Units granted to Nexeo Holdings' NEOs on the respective date of each grant computed in accordance with ASC Topic 718. We believe that, despite the fact that the Holdings

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  Series B Units do not require the payment of an exercise price, they are most similar economically to stock options, and as such, they are properly classified as "options" under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an "option-like feature." The amount included for Mr. Bradley for grants during fiscal year 2016, was calculated using a $0.12 weighted average unit price based on the respective date of the grants. The amount included for Mr. LaBuschewsky for grants during fiscal year 2015, was calculated using a $0.23 weighted average unit price based on the respective date of the grants. The weighted average unit price is a blended average of the fair value of both the time-based and performance-based Holdings Series B Units. The fair values of each unit of profits interest granted in fiscal years 2016, 2015 and 2014 were determined using a discounted cash flow analysis and a Black-Scholes Option Pricing Model with the following valuation assumptions: expected term between 1 and 4 years, expected price volatility of 39.6% to 47.1%, a risk-free interest rate of 0.61% to 1.18% and an expected distribution yield of 0%.

(4)
Bonus Plan awards for fiscal year 2016 were paid on December 9, 2016.

(5)
The amounts in this column for fiscal year 2016 reflect the grant date fair value of PSUs awarded to the NEOs on the respective date of each grant computed in accordance with ASC Topic 718. The amount for each NEO was calculated using the grant date fair value of $9.13 per unit based on the date of the grants, June 9, 2016. The fair value was determined using a Monte Carlo simulation model, considering the probability of meeting certain EBITDA metrics as defined in the agreement. The model incorporated the following assumptions: an expected stock price volatility of 35.0%, an expected term of three years, a risk free interest rate of 0.9% and a dividend yield of 0%. With respect to Mr. LaBauschewsky, the amount also includes the grant date fair value of 47,500 restricted stock awards that were granted to him by TPG following the Business Combination. That award vests based on time over a three-year period from the closing of the Business Combination and has a grant date fair value of $9.27, in accordance with ASC Topic 718.

(6)
The amounts in this column for fiscal year 2016 reflect the total dollar value of taxable relocation assistance paid, retirement plan contributions, and other benefits earned by Nexeo's NEOs as indicated in the following table:

Name	Taxable Relocation Assistance	401(k) Contributions	Excess Benefit Plan Contributions(1)	Other(2)	Total
David A. Bradley	$—	$36,671	$113,700	$3,698	$154,069
Ross J. Crane	$—	$22,836	$44,809	$1,998	$69,643
Ronald J. LaBuschewsky(3)	$31,374	$19,209	$22,096	$9,931	$82,610
Shawn D. Williams	—	$19,390	$25,513	$9,011	$53,914
Michael B. Farnell, Jr.	$—	$19,523	$28,411	$3,321	$51,255

(1)
The amounts in this column represent excess plan contributions made by Nexeo to each NEOs account thereunder during fiscal year 2016.

(2)
The amounts in this column represent the aggregate amounts paid by Nexeo or taxable to the respective NEO for life insurance premiums, executive physicals, executive spousal travel, health incentives or state tax preparation assistance, none of which exceeded $10,000 as a category for any NEO.

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(3)
Mr. LaBuschewsky has been employed with Nexeo since August 2013, and the amount shown for him for fiscal year 2016 includes $31,374 for residual shipment of household goods related to relocation from California to the Houston, Texas area.

	Grants of Plan-Based Awards for the 2016 Fiscal Year
									All Other Awards: Number of Securities Underlying Options(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Award (1)			Estimated Possible Payouts Under Equity Incentive Plan Award(2)
		Grant Date
Name	Award		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
David A. Bradley	Bonus Plan		$787,500	$1,125,000	$2,812,500	—	—	—	—	—
	Holdings Series B Units	12/1/2015	—	—	—	—	—	—	357,143	$42,857
	PSU Grant	6/23/2016	—	—	—	150,000	300,000	600,000	—	$2,739,000
Ross J. Crane	Bonus Plan		$245,000	$350,000	$875,000	—	—	—	—	—
	PSU Grant	6/23/2016				55,000	110,000	220,000	—	$1,004,300
Ronald J. LaBuschewsky	Bonus Plan		$138,600	$198,000	$495,000	—	—	—	—	—
	PSU Grant	6/23/2016	—	—	—	37,500	75,000	150,000	—	$684,750
Shawn D. Williams	Bonus Plan		$159,600	$228,000	$570,000	—	—	—	—	—
	PSU Grant	6/23/2016	—	—	—	45,000	90,000	180,000	—	$821,700
Michael B. Farnell, Jr.	Bonus Plan		$172,200	$246,000	$615,000	—	—	—	—	—
	PSU Grant	6/23/2016	—	—	—	35,000	70,000	140,000	—	$639,100

(1)
These columns show the threshold, target, and maximum payouts for Company performance under the Bonus Plan. As described in the section "Bonuses" above, bonus payouts range from 0% to 250% of target, with threshold, target and maximum payout guidelines provided at 70%, 100%, and 250%, respectively. Each NEO's possible bonus payout is calculated by first multiplying Nexeo's NEO's target bonus opportunity percentage by his or her base salary and then prorating that amount for actual days of service as an employee during the fiscal year.

(2)
These columns show the threshold, target, and maximum number of shares to be awarded related to the PSUs granted during fiscal year ended September 30, 2016, assuming a Change of Control event that accelerated vesting of these units and achievement of the minimum performance goal.

(3)
Reflects the number of Holdings Series B Units subject to vesting upon a liquidity event or Change of Control granted to Mr. Bradley on December 1, 2015. We believe that, despite the fact that the Series B Units do not require the payment of an exercise price, they are most similar economically to stock options, and as such, they are properly classified as "options" under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an "option-like feature."

(4)
The values in this column represent the grant date fair value of Holdings Series B Units granted to Mr. Bradley on the respective date of each grant to the grant date fair value of $.12 per unit computed in accordance with ASC Topic 718.

Narrative Disclosure to the Summary Compensation Table and Grants of Plan-Based Awards Table

For a more detailed discussion of the amounts set forth in the Summary Compensation Table and Grants of Plan-Based Awards above, see the section titled "Compensation Discussion and Analysis" above.

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 Outstanding Stock Awards at 2016 Fiscal Year-End

The following table provides information on the unvested Performance Share Units held by Nexeo's NEOs as of September 30, 2016.

	Stock Awards
NEO	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
David A. Bradley	300,000	$2,472,000
PSU Grant
Ross J. Crane	110,000	$906,400
PSU Grant
Ronald J. LaBuschewsky	75,000	$618,000
PSU Grant
Shawn D. Williams	90,000	$741,600
PSU Grant
Michael B. Farnell, Jr.	70,000	$576,800
PSU Grant

(1)
This column reflects the number of unvested PSUs as of September 30, 2016. The PSU awards reflected in this chart are subject to cliff vesting over a 3-year period, beginning June 9, 2016, and the satisfaction of share price and EBTIDA performance metrics.

(2)
This amount reflects the number of unvested PSUs multiplied by $8.24, the Company's stock price on September 30, 2016. The PSU awards reflected in this chart are subject to cliff vesting over a 3-year period, beginning June 9, 2016, and the satisfaction of share price and EBTIDA performance metrics.

Options Exercised and Stock Vested During Fiscal Year 2016

The following table shows the vesting of Series B Units during the fiscal year ended September 30, 2016 for each of Nexeo's NEOs.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)
David A. Bradley	5,007,143	$3,566,795
Ross J. Crane	1,240,000	$912,282
Ronald J. LaBuschewsky	648,000	$247,920
Shawn D. Williams	870,000	$590,956
Michael B. Farnell, Jr.	780,000	$580,223

(1)
As explained in Note 1 to the table above, Holdings Series B Units, which are economically similar to option awards, but are not traditional "option" awards. The numbers shown here reflect only the number of Holdings Series B Units that became vested during the 2016 fiscal year. Holdings Series B Units were not designed with exercise features; therefore, there was no settlement associated with vesting of the units.

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(2)
As described in more detail in the "Holdings Series B Unit Awards" section above, all unvested Holdings Series B Performance-Based Units vested upon the closing of the Business Combination. Amounts shown in this column reflect our best estimate of the value that each named executive officer actually received upon the vesting of those units and any Holdings Series B Time-Based Units during the fiscal year, which were converted into New Holdco Units. This estimate utilized the potential deal consideration to be received for those units, as estimated at the time of the Business Combination, not the grant date fair value under ASC 718.

Nonqualified Deferred Compensation

The following table provides information regarding contributions to, and the year-end balances in, the Excess Benefit Plan for each NEO for fiscal year 2016.

Name	Executive Contributions ($)	Registrant Contributions ($)(1)	Aggregate Earnings ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last Fiscal Year End ($)(1)
David A. Bradley	$—	$113,700	$41,174	$—	$433,087
Ross J. Crane	$—	$44,809	$17,245	$—	$146,206
Ronald J. LaBuschewsky	$—	$22,096	$4,108	$—	$41,482
Shawn D. Williams	$—	$25,513	$8,129	$—	$81,254
Michael B. Farnell, Jr.	$—	$28,411	$11,583	$—	$112,692

(1)
All amounts reported in the Registrant Contributions column above are also reported in the All Other Compensation column of the Summary Compensation Table for the 2016 fiscal year. The Aggregate Balance for each NEO reported above includes contributions to the Excess Benefit Plan by Nexeo, gains and losses. The portion of the Aggregate Balance reported above representing contributions by Nexeo in years during which the executive was an NEO were previously reported as compensation to that executive in Nexeo's Summary Compensation Table for the year in which the amounts were contributed.

(2)
Amounts in this table reflect aggregate earnings or losses in each NEO's Excess Benefit Plan account during the 2016 fiscal year.

As discussed above under "Other Benefits," we maintain a tax-qualified 401(k) plan for our eligible employees, which provides for both matching and nonelective contributions. In conjunction with the 401(k) plan, we also offer a non-qualified excess benefit plan, which is designed to provide benefits with respect to amounts that cannot be contributed to the 401(k) plan due to qualified plan contribution limits established by the Internal Revenue Code. A select group of employees, including NEOs, are eligible to participate in the Excess Benefit Plan. Employee deferrals to the Excess Benefit Plan are not allowed; only excess matching and non-elective contributions are deposited into the Excess Benefit Plan. An employee's vested interest is the same as his vested interest under the 401(k) plan such that if any portion of the employee's account is forfeited under the 401(k) plan an equal portion will be forfeited from his account under the Excess Benefit Plan. Amounts credited to an employee's account under the Excess Benefit Plan are deemed to be invested in the same investment funds the employee has designated under the 401(k) plan. If investment changes are made under the 401(k) plan, a corresponding change will be made under the Excess Benefit Plan. The plan administrator ascertains the net income or loss applicable to the investment funds at such times and in such manner as it deems appropriate. An employee is entitled to a lump sum distribution of his account upon termination of employment for any reason including death. Upon death, the account will be distributed to the employee's beneficiary. Distribution will be delayed pursuant to Code Section 409A of the Internal Revenue Code to the extent that such employee is a specified employee.

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Potential Payments Upon Termination or a Change in Control

The various agreements and plans providing potential payments to Nexeo's NEOs upon termination or a change of control that were in place during the fiscal year ended September 30, 2016 are described in detail below.

Bradley Employment Agreement

Nexeo entered into an employment agreement with Mr. Bradley on June 9, 2016, that provides him with severance benefits upon certain terminations of employment as well as upon a liquidity event. The Employment Agreement provides that Mr. Bradley will be eligible to receive benefits upon certain terminations of his employment with Solutions. If Mr. Bradley's employment is terminated without "cause" or for "good reason" (as such terms are defined in the Employment Agreement), then Mr. Bradley will be entitled to receive (1) a lump-sum cash payment equal to all accrued but unpaid base salary, expenses and benefits (the "Accrued Payments"), (2) an amount equal to two times the sum of (a) his annual base salary, plus (b) his target annual bonus for the preceding fiscal year, to be paid in substantially equal monthly installments over a period of 24 months, (3) a lump-sum cash payment equal to any earned but unpaid annual bonus for the performance year ending prior to the date of termination, (4) payments for continued COBRA coverage until the earlier of 24 months following the date of termination or the date Mr. Bradley becomes eligible to receive medical and dental coverage from a subsequent employer, and (5) pro-rata vesting under any outstanding performance share unit awards granted in 2016 under the Company's long term incentive plan (based on actual performance through the date of his termination of employment). If Mr. Bradley's employment is terminated without "cause" or for "good reason" within a 24-month period following a "change in control" (as such term is defined in the Employment Agreement), then Mr. Bradley will be entitled to receive the aforementioned amounts except that (i) the target annual bonus amount under (2)(b) above shall be calculated with respect to the target annual bonus for the year of termination, (ii) any vesting of outstanding equity based awards previously granted to Mr. Bradley shall be determined pursuant to the governing plans and award agreements, as applicable, and (iii) Mr. Bradley shall also be entitled to a prorated annual bonus (based on actual performance) for the year in which such termination occurs. All payments due to termination of employment, except the Accrued Payments, are contingent upon Mr. Bradley's timely execution, delivery, and non-revocation of a release of claims.

If Mr. Bradley's employment is terminated due to death or disability, then Mr. Bradley (or his estate) will be entitled to receive (1) a lump-sum cash payment equal to the Accrued Payments, (2) a lump-sum cash payment equal to any earned but unpaid annual bonus for the performance year ending prior to the date of termination (based on actual performance) and (3) a lump sum cash payment equal to the annual bonus for the year of termination (based on actual performance) calculated at the end of the fiscal year but prorated through the date of termination. The Employment Agreement also provides for non-competition and non-solicitation covenants, which are in effect during the period of Mr. Bradley's employment and for a period of 24 months thereafter.

New Holdco Units

On June 9, 2016, in connection with the consummation of the Business Combination, the NEOs' vested and unvested Holdings Series Units were converted into corresponding New Holdco Units (the "New Holdco Exchange"). The conversion preserved the vesting schedules applicable to the time-based portion of any unvested Series B Units. Any Unvested New Holdco Units become fully vested upon any qualifying termination of employment of the holder, without regard to the 24-month post "Change of Control" limitation period that previously applied to the time-based portion of the Series B Units of Nexeo. No value related to such vesting is included in the "Potential Payments Upon Termination or Change of Control" section below, as such vesting is not an obligation of the Company.

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Performance Share Awards

With the exception of Mr. Bradley, whose employment agreement details the treatment of his PSUs upon termination as described above, if a NEO's employment is terminated for any reason, then all PSUs that have not been settled shall be forfeited; provided, however, that if a grantee's employment is terminated by the Company without "cause" (as defined in the PSU agreement) or due to death or "disability" (as defined in the PSU agreement) after the relevant performance period has ended, but before the NEO's award has been settled, such awards shall be settled as if such grantee had remained continuously employed through the end of the relevant service period.

In the event a Change of Control (as defined in the PSU agreement) occurs, the Company will deem the applicable performance period to end immediately prior to the date of the Change of Control, and the Company's satisfaction of the applicable performance goals will be based upon the Company's actual achievement of the performance goals over such revised performance period.

Severance and Change in Control Benefits

On June 9, 2016, following the closing of the Business Combination, the Board approved and adopted the amended and restated Nexeo Solutions, Inc. Severance Plan for U.S. Officers and Executives (the "Severance Plan"). The Severance Plan provides severance benefits under certain circumstances in the event of the termination of employment of any NEO, with the exception of Mr. Bradley.

If an NEO's employment is terminated (A) by the Company or the Company's subsidiaries for any reason other than "cause" (as defined in the Severance Plan), "permanent disability" (as defined in the Severance Plan) or death or (B) by the participant for "good reason" (as defined in the Severance Plan) (each termination described in (A) or (B), an "Involuntary Termination"), and such termination is not in connection with a "change of control" (as defined in the Severance Plan), the NEO is entitled to receive

  •
  a severance payment in the amount of 1.5 times the sum of the NEO's annual base salary, plus the NEO's target annual bonus amount from the immediately preceding performance year;

  •
  coverage under the Company's medical and dental plans, as required by and pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), subsidized such that the NEO shall pay the same rate as employee contributions paid by similarly-situated active employees, such subsidized coverage to be provided by the Company through the earlier of eighteen (18) months following the NEO's termination date or the "subsidy period" (as defined below); and

  •
  continued pay through a 30-day termination "notice period" if the NEO's employment is terminated prior to the end of such notice period.

If an NEO's employment is terminated by the Company or its subsidiaries due to an Involuntary Termination, in each case on or within 24 months following a change of control, the participant is entitled to

  •
  a severance payment in the amount of 1.5 times the sum of the NEO's annual base salary, plus the NEO's target annual bonus amount for the year in which the NEO's termination occurs;

  •
  an amount equal to the NEO's target annual bonus for the year in which such termination occurs, which amount shall be prorated through and including the date of the NEO's termination of employment, based on actual performance for such year, as determined in good faith by the Board;

  •
  coverage under the Company's medical and dental plans, as required by and pursuant to COBRA, subsidized such that the NEO shall pay the same rate as employee contributions paid by similarly-situated active employees, such subsidized coverage to be provided by the Company

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    through the earlier of eighteen (18) months following the NEO's termination date or the "subsidy period" (as defined below); and

  •
  continued pay through a 30-day termination "notice period" if the NEO's employment is terminated prior to the end of such notice period.

In both situations above, the "subsidy period" ends at such time that (1) the NEO does not timely pay a required COBRA premium, (2) the NEO is eligible for health coverage at a new employer, (3) the NEO terminates COBRA coverage or (4) any other event occurs that, pursuant to COBRA, permits the earlier termination of COBRA coverage.

Assuming a September 30, 2016 termination event, Nexeo's NEOs could have received the following payments, depending on the termination reason:

Potential Payments Upon Termination or a Change in Control(1)

Name	Termination Trigger	Cash ($)	Equity ($)	Perquisites / Benefits ($)(2)	Total
David A. Bradley	For-Cause Termination	$—	$—	$—	$—
	Termination Without Cause(3)	$4,643,750	$—	$35,253	$4,679,003
	Termination Without Cause or For Good Reason Within 24 Months of a Change of Control ("CIC")(4)	$5,737,500	$—	$35,253	$5,772,753
	Death/Disability(5)	$843,750	$—	$—	$843,750
Ross J. Crane	For-Cause Termination	$—	$—	$—	$—
	Termination Without Cause(6)	$1,316,096	$—	$19,345	$1,335,441
	CIC(7)	$1,578,596	$—	$19,345	$1,597,941
	Death/Disability	$—	$—	$—	$—
Ronald L. LaBuschewsky	For-Cause Termination	$—	$—	$—	$—
	Termination Without Cause(6)	$819,123	$—	$29,613	$848,736
	CIC(7)	$975,048	$—	$29,613	$1,004,661
	Death/Disability	$—	$—	$—	$—
Shawn D. Williams	For-Cause Termination	$—	$—	$—	$—
	Termination Without Cause(6)	$943,233	$—	$29,613	$972,846
	CIC(7)	$1,114,233	$—	$29,613	$1,143,846
	Death/Disability	$—	$—	$—	$—
Michael B. Farnell, Jr.	For-Cause Termination	$—	$—	$—	$——
	Termination Without Cause(6)	$1,017,699	$—	$29,613	$1,047,312
	CIC(7)	$1,202,199	$—	$29,613	$1,231,812
	Death/Disability	$—	$—	$—	$—

(1)
Payment of any base salary earned through the termination date was assumed current at the event in question for these fiscal-year end termination scenarios. While vesting upon certain termination events, as described in the "Holdings Series B Unit Awards" section above, the vesting of any Unvested New Holdco Units is not reflected in the table as it is not an obligation of the Company.

(2)
The amounts in this column reflect the anticipated aggregate amount of COBRA premiums that would be provided to each NEO under the various termination events.

(3)
For a termination of employment without Cause or for Good Reason, Mr. Bradley would receive: (i) two times the sum of his annual base salary and the target annual bonus for the prior fiscal year; (ii) amount equal to any annual bonus that was determined prior to the date of termination (estimated for purposes of this analysis at the amount he would have received had he not waived his bonus); and (iii) 18 months' of COBRA premiums. Additionally, the applicable performance period for Mr. Bradley's PSU awards would be deemed satisfied, and the Company's satisfaction of the applicable performance goals would be based upon the Company's actual achievement of the performance goals over such revised performance period. Based on the Company's September 30, 2016 performance, no value would be attributed to such units. Furthermore,

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  Mr. Bradley's unvested New Holdco Units would vest. As explained above, such vesting is not reflected in the table as it is not an obligation of the Company.

(4)
For a termination of employment without Cause or for Good Reason within 24 months of a Change of Control, Mr. Bradley would receive: (i) two times the sum of his annual base salary and the target annual bonus for the current fiscal year; (ii) an amount equal to any prorated bonus for the current fiscal year, estimated for purposes of this analysis at the amount he would have received had he not waived his bonus; (iii) an amount equal to 18 months' of COBRA premiums. Additionally, the Company will deem the applicable performance period for Mr. Bradley's PSU awards to end immediately prior to the date of the Change of Control, and the Company's satisfaction of the applicable performance goals would be based upon the Company's actual achievement of the performance goals over such revised performance period. Based on the Company's September 30, 2016 performance, no value would be attributed to such units. Furthermore, Mr. Bradley's unvested New Holdco Units would vest. As explained above, such vesting is not reflected in the table as it is not an obligation of the Company.

(5)
For a termination of employment due to death or disability, Mr. Bradley would receive any earned but unpaid annual incentive bonus (estimated for purposes of this analysis at the amount he would have received had he not waived his bonus).

(6)
For a termination of employment without Cause or Good Reason, each NEO would receive: (i) 30 days' notice pay; (ii) 18 months of base salary; (iii) an amount equal to 1.5 times the prior fiscal year's target bonus opportunity; and (iii) 18 months of subsidized COBRA rates, such that the NEO only pays the same rate as employee contributions paid by similarly-situated active employees. Additionally, all of the NEO's unvested New Holdco Units would vest. As explained above, such vesting is not reflected in the table as it is not an obligation of the Company.

(7)
For a termination of employment without cause or good reason within 24 months of a Change of Control, each NEO would receive: (i) 30 days' notice pay; (ii) 18 months of base salary; (iii) an amount equal to 1.5 times the current fiscal year's target bonus opportunity; (iii) payment of an amount equal to the NEO's pro-rated annual cash bonus for the year in which the date of termination occurs, and (iv) 18 months of subsidized COBRA rates, such that the NEO only pays the same rate as employee contributions paid by similarly-situated active employees all of the NEO's unvested New Holdco Units shall vest. Additionally, the Company would deem the applicable performance period for the NEO's PSU awards to end immediately prior to the date of the Change of Control, and the Company's satisfaction of the applicable performance goals would be based upon the Company's actual achievement of the performance goals over such revised performance period. Based on the Company's September 30, 2016 performance, no value would be attributed to such units. Moreover, each NEO's unvested New Holdco Units would vest. As explained above, such vesting is not reflected in the table as it is not an obligation of the Company.

Directors Fees

Prior to the Business Combination, none of the directors received any cash (or non-cash) compensation from WLRH for services rendered to us. However, Messrs. Kenneth M. Burke and Dan F. Smith received cash and non-cash compensation from Nexeo Holdings for services rendered to it. Moreover, in connection with the completion of the Business Combination, Lord Astor and Thomas E. Zacharias received 10,000 Founder Shares from the WLRH Sponsor as payment of fees for their service on our Board of Directors prior to the completion of the Business Combination.

Following the completion of the Business Combination, the Board of Directors determined the annual compensation to be paid to the members of our Board of Directors. Members of the Board of Directors are eligible to receive cash compensation as follows: (1) each non-employee director may receive an annual retainer of $100,000; (2) the Non-Executive Chairman of the Board may receive an additional annual retainer of retainer of $100,000; (3) the Lead Director may receive an additional annual retainer of retainer of $20,000; (4) the Audit Committee Chairman may receive an additional annual retainer of retainer of $20,000; (5) the Nominating and Corporate Governance Committee Chairman may receive an additional annual retainer of retainer of $12,500 and (6) the Compensation Committee Chairman can receive an additional annual retainer of $15,000. The non-employee director cash compensation is payable in equal quarterly installments on or about the first-business day of each fiscal quarter.

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Non-employee directors are also eligible to receive an annual retainer of a restricted stock award with a grant date value of $100,000 granted (with the value based on the closing price of Nexeo's common shares on the date prior to the grant date and the number of units rounded to the nearest whole unit). The restricted stock vests one year from the date of grant. The first grant was made on July 26, 2016; additional grants may be in the form of restricted stock units and/or pro-rated as applicable based on additional grant dates.

Nexeo also requires that Non-Employee Directors maintain an ownership position in Nexeo of at least five times the value of the annual Cash Non-Employee Director Annual Retainer; provided, however, that new directors shall have five years from their initial election to the Board to reach this ownership threshold. Pursuant to Nexeo's policies, directors are also reimbursed for reasonable expenses incurred in the performance of their duties.

The following table shows amounts earned by Nexeo's directors during fiscal year 2016.

Name(1)	Fees earned or paid in cash(2)	Stock awards(3)	Option awards(4)	Bonus	Total
Lord William Astor	$33,333	$99,680	100,000	$—	$233,013
Kenneth M. Burke	$126,875	$99,680	5,143	$—	$231,698
Nadim Z. Qureshi	$33,333	$99,680	—	$—	$133,013
Wilbur L. Ross, Jr.	$66,666	$99,680	—	$—	$166,346
Dan F. Smith	$313,771	$99,680	—	$—	$413,451
Thomas E. Zacharias	$40,000	$99,680	100,000	$—	$239,680

(1)
Messrs. Bradley, Wright and Yip did not receive any compensation for their services as directors during fiscal year 2016.

(2)
With respect to Lord Astor and Messrs. Qureshi, Ross, and Zacharias, the amount reflects directors' fees paid to them following the closing the Business Combination but during fiscal year 2016 for services rendered to us. With respect to the amount paid to Mr. Burke during fiscal year 2016, $62,500 relates to services rendered to Nexeo Holdings prior to the Business Combination and $64,375 relates to services rendered to us following the Business Combination. With respect to the amount paid to Mr. Smith during fiscal year 2016, $81,250 relates to services rendered to Nexeo Holdings prior to the Business Combination, $162,500 is the fee paid to terminate Mr. Smith's services as Board Chairman under his prior contract with Nexeo Holdings, and $70,021 relates to services rendered to us following the Business Combination.

(3)
The amount reflects the grant date fair value of the restricted stock awards at $9.27 per share, in accordance with ASC Topic 718.

(4)
With respect to Lord Astor and Mr. Zacharias, the amount reflects the grant date fair value of the Founder Shares at $10.00 per share. With respect to Mr. Burke, the amount reflects the grant date fair value of Holdings B-5 Units at $0.12 unit price, based only on time as a vesting component, in accordance with ASC Topic 718. As explained in Note 3 to the Summary Compensation Table above, the Series B Units, which are economically similar to option awards, but are not traditional "option" awards.

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Equity Compensation Plan Information

The following table gives information about the Company's Common Stock authorized for issuance under the Company's equity compensation plans as of September 30, 2016:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by the security holders	1,542,500	$—	7,357,500	(2)
Equity compensation plans not approved by the security holders	—	$—	—

Total	1,542,500	$—	7,357,500

(1)
Column (a) of the table above includes 1,542,500 PSUs outstanding under the 2016 LTIP. In certain circumstances, based on whether the vesting conditions are met during the term of the PSUs, up to 3,085,000 shares of Common Stock may be issued upon vesting of these PSUs.

(2)
Represents shares available for future issuance under the 2016 LTIP, including the effect of the grant of 100,000 shares of restricted stock granted by TPG to certain officers and employees from shares of the Company's Common Stock owned by TPG. While these awards were not made pursuant to the 2016 LTIP, they constitute equity-based compensation and therefore will count against the 2016 LTIP's share reserve to the extent the awards vest.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of December 5, 2016, by:

  •
  each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding Common Stock;

  •
  each of our executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 89,286,936 shares of Common Stock outstanding as of December 5, 2016.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of December 5, 2016, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Except as indicated in the footnotes to this table, the address for each beneficial owner is c/o Nexeo Solutions, Inc., 3 Waterway Square Place, Suite 1000, The Woodlands, Texas, 77380.

	Shares Beneficially Owned
	Number	Percent of Class(1)
Name and Address of Beneficial Owners
WL Ross Sponsor LLC(2)	8,538,929	9.6%
TPG Funds(3)	31,127,844	34.9%
FPA Crescent Fund, a Series of FPA Funds Trust(4)	23,411,658	26.2%
Named Executive Officers and Directors
David A. Bradley(5)(6)	55,000	*	%
Ross J. Crane(5)(6)	0	*	%
Michael B. Farnell, Jr.(5)(6)	0	*	%
Shawn D. Williams(5)(6)	0	*	%
Ronald J. LaBuschewsky(5)(6)	0	*	%
Wilbur L. Ross, Jr.(7)	8,549,682	9.6%
Lord William Astor(5)(8)	20,753	*	%
Kenneth M. Burke(5)(6)(9)	10,753	*	%
Nadim Z. Qureshi(10)	10,753	*	%
Dan F. Smith(5)(6)(9)	10,753	*	%
Nathan H. Wright(11)	0	*	%
Christopher J. Yip(11)	0	*	%
Thomas E. Zacharias(5)(12)	24,753	*	%
All other Directors and Executive Officers as a group(6)(13)	65,000	*	%

(*)
Represents less than 1%

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(1)
Based on 89,286,936 shares of Common Stock outstanding as of December 5, 2016. In calculating the percentage for a particular holder, we treated as outstanding the number of shares of our Common Stock issuable upon exercise of that particular holder's warrants and did not assume exercise of any other holder's warrants.

(2)
Shares beneficially owned include: (i) 1,481,699 shares held by WLRS Fund I LLC (inclusive of 1,256,166 Founder Shares); and (ii) 7,057,230 shares held by WL Ross Sponsor LLC (inclusive of 4,105,627 Founder Shares). WL Ross Group L.P. is the managing member of WL Ross Sponsor LLC. El Vedado, LLC is the general partner of WL Ross Group L.P. Wilbur L. Ross, Jr. is the sole member of El Vedado, LLC. WLRS Fund I LLC, of which WL Ross Sponsor LLC is a member with shared dispositive power over such shares with First Pacific Advisors, LLC. Mr. Ross is the manager of WLRS Fund I LLC with sole voting power over such shares. Accordingly, Wilbur L. Ross, Jr., El Vedado, LLC, WL Ross Group, L.P. and WL Ross Sponsor LLC may be deemed to share voting and dispositive power over the shares of Common Stock held by WL Ross Sponsor LLC and WLRS Fund I LLC. WLRH Sponsor's address is 1166 Avenue of the Americas, New York, New York 10036. Share ownership is based on the Schedule13D filed by WL Ross Sponsor LLC on June 20, 2016.

(3)
Shares beneficially owned include: (i) 12,926,291 shares of Common Stock held by TPG VI Neon I, L.P., a Delaware limited partnership (including 1,447,789 Founder Shares), (ii) 16,294,874 shares of Common Stock held by TPG VI Neon II, L.P., a Delaware limited partnership (including 1,825,082 Founder Shares), (iii) 115,497 shares of Common Stock held by TPG VI FOF Neon, L.P., a Delaware limited partnership (including 12,936 Founder Shares) and (iv) 1,791,182 shares of Common Stock held by Nexeo Holdco, LLC, a Delaware limited liability company ("Nexeo Holdco") (including 268,433 Founder Shares). The general partner of each of TPG VI Neon I, L.P., TPG VI Neon II, L.P. and TPG VI FOF Neon, L.P. is TPG Advisors VI, Inc., a Delaware corporation. The managing member of Nexeo Holdco is TPG VI AIV SLP SD, L.P., a Delaware limited partnership, whose general partner is TPG VI AIV SLP SD Advisors, LLC, a Delaware limited liability company, whose sole member is TPG Holdings II, L.P., a Delaware limited partnership, whose general partner is TPG Holdings II-A, LLC, a Delaware limited liability company, whose sole member is TPG Group Holdings (SBS), L.P., a Delaware limited partnership, whose general partner is TPG Group Holdings (SBS) Advisors, Inc., a Delaware corporation ("TPG Group Advisors"). The shares described herein are referred to as the TPG Shares. David Bonderman and James G. Coulter are officers and sole shareholders of each of TPG Advisors VI, Inc. and TPG Group Advisors and may therefore be deemed to be beneficial owners of the TPG Shares. Messrs. Bonderman and Coulter disclaim beneficial ownership of such shares of Common Stock except to the extent of their pecuniary interest therein. The address of each of the above-mentioned entities and Messrs. Bonderman and Coulter is c/o TPG Global, LLC, 301Commerce Street, Suite 3300, Fort Worth, Texas 76102. Share ownership is based on the Schedule 13D filed by TPG Group Holdings (SBS) Advisors, Inc. on June 20, 2016; the Prospectus filed by the Company on September 1, 2016, and the Form 4 filed by TPG Group Holdings (SBS) Advisors, Inc. on September 2, 2016.

(4)
Shares beneficially owned include: (i) 20,123,426 shares of Common Stock held by FPA Crescent Fund, a series of FPA Funds Trust, a Delaware trust ("FPA Crescent Fund") (including 2,431,709 Founder Shares); (ii) 816,923 shares of Common Stock (including 138,224 Founder Shares) held by FPA Global Opportunity Fund, a series of FPA Hawkeye Fund, LLC, a Delaware limited liability company ("FPA Global Opportunity"); (iii) 1,483,784 shares of Common Stock held by FPA Select Drawdown Fund, L.P., a Delaware limited partnership ("FPA Select Drawdown"); (iv) 99,284 shares of Common Stock (including 16,799 Founder Shares) owned by FPA Select Fund, a series of FPA Hawkeye Fund, LLC, a Delaware limited liability company ("FPA Select"); (v) 241,848 shares of Common Stock (including 25,796 Founder Shares) held by FPA Value Partners Fund, a series of FPA Hawkeye Fund, LLC, a Delaware limited liability company ("FPA Value Partners"); and

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  (vi) 646,393 shares of Common Stock (including 78,110 Founder Shares) held by certain unaffiliated separately managed accounts (the "Managed Accounts" collectively, with FPA Crescent Fund, FPA Global Opportunity, FPA Select Drawdown, FPA Select, FPA Value Partners, the "FPA Funds") The address of each of the above-mentioned entities is c/o First Pacific Advisors, LLC, 11601 Wilshire Blvd., Suite 1200, Los Angeles, California 90025. First Pacific Advisors, LLC ("FPA") may be deemed to share voting and/or investment power over shares beneficially owned as the investment adviser of the FPA Funds. Mr. J. Richard Atwood may be deemed to share voting and/or investment power over the shares beneficially owned by FPA Funds as a Managing Partner of FPA. Mr. Steven T. Romick may be deemed to share voting and/or investment power over the shares beneficially owned by the FPA Funds as a Portfolio Manager of FPA Funds and a Managing Partner of FPA. Messrs. Brian Selmo and Mark Landecker may be deemed to share voting and/or investment power over the shares beneficially owned by FPA Funds as Portfolio Managers of FPA Funds and Partners of FPA. The address of each of the above-mentioned individuals is c/o First Pacific Advisors, LLC, 11601 Wilshire Blvd., Suite 1200, Los Angeles, California 90025. Excludes 1,481,699 shares of Common Stock owned by WLRS Fund which are included in the shares beneficially owned by WL Ross Sponsor LLC above. Share ownership is based on the Schedule 13D filed by FPA and the FPA Funds on June 20, 2016.

(5)
The address for such individual is Nexeo Solutions, LLC, 3 Waterway Square Pl, Suite 1000, The Woodlands, Texas 77380.

(6)
Shares beneficially owned exclude (i) the 1,791,182 shares of Common Stock held by Nexeo Holdco, LLC, a Delaware limited liability company (including 268,433 Founder Shares) and (ii) any PSUs that may have been awarded to such individual. Such individual disclaims any beneficial interest in any shares owned by Nexeo Holdco except to the extent of such individual's pecuniary interest therein. See Footnote 3 for a description of the Nexeo Holdco shares of Common Stock.

(7)
Shares beneficially owned include: (i) 10,753 shares granted as restricted stock by Mr. Ross in accordance with his Board service and that vest on July 26, 2017; (ii) 1,481,699 shares held by WLRS Fund I LLC (inclusive of 1,256,166 Founder Shares); (iii) 7,057,230 shares held by WL Ross Sponsor LLC (inclusive of 4,105,627 Founder Shares). WL Ross Group L.P. is the managing member of WL Ross Sponsor LLC. El Vedado, LLC is the general partner of WL Ross Group L.P. Wilbur L. Ross, Jr. is the sole member of El Vedado, LLC. WLRS Fund I LLC, of which WL Ross Sponsor LLC is a member with shared dispositive power over such shares with First Pacific Advisors, LLC. Mr. Ross is the manager of WLRS Fund I LLC with sole voting power over such shares. Accordingly, Wilbur L. Ross, Jr., El Vedado, LLC, WL Ross Group, L.P. and WL Ross Sponsor LLC may be deemed to share voting and dispositive power over the shares of Common Stock held by WL Ross Sponsor LLC and WLRS Fund I LLC. Mr. Ross's address is 1166 Avenue of the Americas, New York, New York 10036. Share ownership is based on the Schedule13D filed by WL Ross Sponsor LLC on June 20, 2016 and the Form 4 filed by Mr. Ross on July 28, 2016.

(8)
Shares beneficially owned include (i) 10,753 shares granted as restricted stock to such individual in accordance with his Board service and that vest on July 26, 2017 and (ii) 10,000 Founder Shares granted for prior Board service to WLRH in connection with the Business Combination. Lord William Astor has sole voting and investment power over the shares.

(9)
Shares beneficially owned include 10,753 shares granted as restricted stock to such individual in accordance with his Board service and that vest on July 26, 2017.

(10)
Mr. Qureshi's address is 1166 Avenue of the Americas, New York, New York 10036. Shares beneficially owned include 10,753 shares granted as restricted stock to such individual in accordance with his Board service and that vest on July 26, 2017.

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(11)
Nathan H. Wright is a TPG Partner and Christopher J. Yip is a Principal at TPG Global LLC. None of Messrs. Wright or Yip has voting or investment power over and each disclaims beneficial ownership of the TPG Shares. The address of Messrs. Wright and Yip is c/o TPG Global, LLC, 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

(12)
Shares beneficially owned include (i) 10,753 shares granted as restricted stock to such individual in accordance with his Board service and that vest on July 26, 2017; (ii) 10,000 Founder Shares granted for prior Board service to WLRH in connection with the Business Combination; and (iii) 4,000 shares of Common Stock. Thomas E. Zacharias has sole voting and investment power over the shares.

(13)
Shares beneficially owned include (i) 47,500 shares of restricted stock transferred to Ronald J. LaBuschewsky and (ii) 17,500 shares of restricted stock transferred to Kristina A. Smith as reported on the Form 4 filed by TPG Group Holdings (SBS) Advisors, Inc. on September 2, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Act of 1934, the Company's directors and executive officers, and any persons holding 10% or more of its Common Stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended September 30, 2016, except that TPG Group Holdings (SBS) Advisors, Inc. inadvertently failed to timely report the award of 100,000 shares of Common Stock held by TPG Group Holdings (SBS) Advisors, Inc. to certain officers and employees as restricted stock awards.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Audit Committee has the responsibility to review and approve all related party transactions, as contemplated by Item 404 of the SEC's Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations. The term "related party transaction" is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds $120,000, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the Audit Committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors' and officers' questionnaire on an annual basis that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

The following paragraphs discuss related party transactions that occurred during fiscal year 2016 and/or that are contemplated during fiscal year 2016 (other than compensation paid or awarded to the Company's directors, director nominees and executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled "Compensation of Executive Officers" and "Compensation of Directors").

Background of the Company

We were originally incorporated in Delaware on March 24, 2014, as WL Ross Holding Corp. WLRH was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On March 21, 2016, WLRH entered into the Merger Agreement with Blocker Merger Sub, Company Merger Sub, Nexeo Holdings, Blocker and New Holdco. Nexeo Solutions, LLC ("Solutions") is the U.S. operating subsidiary of Nexeo Holdings.

In connection with the transactions described in the Merger Agreement, WLRH was to acquire Nexeo Holdings through the Business Combination.

On June 9, 2016 (the "Closing Date"), we consummated the Business Combination. In connection with the Business Combination, WLRH acquired Nexeo Holdings and WLRH changed its name to "Nexeo Solutions, Inc." In addition, on June 9, 2016, WLRH changed its fiscal year to correspond with the fiscal year of Nexeo Holdings such that the fiscal year 2016 ended on September 30, 2016.

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Related Party Transactions

Pre-Business Combination Transactions

  Convertible Promissory Notes

On January 5, 2016, the Company issued the January 2016 convertible note, which we refer to as the "January 2016 convertible note" to the Company pursuant to which the Company borrowed $425,000 from WLRH Sponsor for operating expenses. The January 2016 convertible note bore interest at 5% per annum and was scheduled to be due and payable on June 11, 2016. At the option of WLRH Sponsor, any amounts outstanding under the January 2016 convertible note could be converted into warrants to purchase shares of Common Stock at a conversion price of $0.50 per warrant. Each warrant would entitle the WLRH Sponsor to purchase one-half of one share of our Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share).

In connection with the completion of the Business Combination, the March 2015 convertible note and the January 2016 convertible note were paid in full in cash.

  Promissory Notes

On March 31, 2016, WLRH Sponsor issued a promissory note, which we refer to as the "March 2016 promissory note," with the Company to borrow up to $750,000. The promissory note bore interest at 5% per annum and was scheduled to be due and payable on the first to occur of (1) the consummation of the Business Combination or (2) June 11, 2016 (or such later date as may be approved by our stockholders by amendment of our charter to complete an initial Business Combination). WLRH Sponsor loaned the Company $235,000 in the aggregate by the issuance of the notes to cover expenses related to daily operations. As of March 31, 2016, the outstanding balance of promissory note was $235,032.

In connection with the completion of the Business Combination, the March 2016 promissory note was paid in full in cash.

  Administrative Services Agreement

The Company has agreed to pay $10,000 a month for office space, administrative services and secretarial support to WL Ross, an affiliate of the WLRH Sponsor. Upon the completion of the Business Combination or the liquidation of the Company, the Company will cease paying these monthly fees. On March 26, 2015, the WLRH Sponsor irrevocably and unconditionally waived the $10,000 per month payment obligations of the Company for office space, administrative services and secretarial support for the year beginning on January 1, 2015 to December 31, 2015. On January 13, 2016, the WLRH Sponsor irrevocably and unconditionally waived the $10,000 per month payment obligations for the period beginning on January 1, 2016 and ending on December 31, 2016. This agreement was terminated in connection with the completion of the Business Combination.

Business Combination Transactions

  Merger Agreement

On March 21, 2016, the Company entered into the Merger Agreement. Prior to the closing of the Business Combination, Blocker Merger Sub distributed the equity interests in Company Merger Sub to the Company. Subsequent to that distribution, pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, the Company acquired Nexeo Holdings through a series of two mergers.

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  Business Combination Consideration

In connection with the consummation of the Business Combination, the Company's stockholders redeemed a total of 29,793,320 shares of Common Stock pursuant to the terms of the Company's original amended & restated certificate of incorporation, resulting in a total payment to redeeming stockholders of $298.5 million. As part of the Business Combination, the Company paid the following consideration to the equity holders of Nexeo Holdings and Blocker (together, the "Selling Equityholders"): (1) $424.9 million in cash (the "Cash Consideration") and (2) 27,673,604 shares of newly-issued Common Stock of the Company (the "Stock Consideration"), subject to adjustment as set forth in the Merger Agreement. Pursuant to the terms of the Merger Agreement, the aggregate stock ownership of the Selling Equityholders was capped at 35% of the value of the capital stock of the Company. As a result of this cap, and pursuant to the Merger Agreement, the Selling Equityholders also received a right to future deferred payments in cash in lieu of receiving 5,654,960 additional shares, where such deferred cash payments will be in an amount equal to the Company's prevailing stock price at the time that the Company pays such deferred cash payments multiplied by the Excess Shares (the "Deferred Cash Consideration"). Following the Business Combination in connection with the net working capital adjustment pursuant to the Merger Agreement, the number of Excess Shares was reduced to 5,178,642 shares of Common Stock.

Additionally, a portion of the consideration to be paid to the Selling Equityholders consisted of a portion of the shares of Common Stock which had been previously issued to WLRH Sponsor in connection with the Company's initial public offering (the "IPO") as part of the Amended & Restated Subscription Agreement, dated April 4, 2014 (such shares, the "Founder Shares"). Concurrently with the execution of the Merger Agreement, WLRH Sponsor entered into a transfer letter agreement (the "Transfer Letter"), which provided for, among other things, the agreement by WLRH Sponsor to transfer a portion of the Founder Shares to the Selling Equityholders. In connection with the Business Combination, the Selling Equityholders received 3,554,240 shares of the 12,506,250 Founder Shares pursuant to the Transfer Letter.

The Founder Shares received by the Selling Equityholders in connection with the Business Combination are subject to the conditions and restrictions set forth in that certain Founder Share Transfer Letter Agreement, as previously disclosed in a Current Report on Form 8-K filed on March 22, 2016, and the SHRRA (defined below), providing for certain agreements relating to the rights and restrictions of Common Stock of the Company held by the parties to the SHRRA following the Business Combination.

  Private Placement Warrant Exchange

In addition to the transactions contemplated by the Merger Agreement and in connection with the Business Combination, all 22,400,000 of the Company's private placement warrants issued to WLRH Sponsor at the time of the Company's IPO were exchanged by WLRH Sponsor for 2,240,000 shares of the Company's Common Stock ("Exchange Shares"), reflecting an exchange ratio of 0.10 shares of Common Stock for each private placement warrant (the "Private Placement Warrant Exchange").

  Private Placement

In addition, immediately prior to the closing of the Business Combination, the Company issued 23,492,306 shares of Common Stock of the Company (the "Private Placement Shares"), at a purchase price of $10.00 per share and an aggregate purchase price of $234.9 million, to certain investors, including WLRH Sponsor (the "Private Placement Investors"), pursuant to the terms of certain subscription agreements entered into with such Private Placement Investors. Pursuant to the Subscription Agreement with First Pacific Advisors ("FPA") on behalf of one or more clients, one of the Private Placement Investors, WLRH Sponsor transferred to (i) FPA 2,509,819 Founder Shares and (ii) WLRH Sponsor Fund, a Delaware limited liability company formed by WLRH Sponsor and in

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which FPA owns a 99.9% economic interest, an additional 1,256,166 Founder Shares and 225,533 Exchange Shares.

  Commitment Agreements

In connection with the Business Combination, the Company entered into commitment agreements with each of FPA, Park West Investors Master Fund, Limited ("PWIMF ") and Park West Partners International, Limited ("PWPI"), pursuant to which FPA on behalf of one or more clients, PWIMF and PWPI agreed not to redeem, or agreed to purchase from redeeming stockholders and withdraw from redemption, an aggregate of 5,094,727 shares of Common Stock of the Company. Pursuant to the commitment agreements, WLRH Sponsor transferred to (i) FPA 431,877 Founder Shares and 25,847 Exchange Shares, (ii) PWIMF 543,061 Founder Shares and 32,501 Exchange Shares and (iii) PWPI 75,460 Founder Shares and 4,516 Exchange Shares. The Company also entered into subscription agreements with certain of its Advisors pursuant to which such Advisors agreed to accept 3,078,578 shares of Common Stock of the Company to settlement the payment of an aggregate of $30.8 million in fees and disbursements outstanding and due to the Advisors by the Company in connection with services and work performed by the Advisors.

  Share Transfer to Directors

Certain members of the WLRH Board of Directors were paid board fees for serving on the Company's board by transferring 10,000 of the WLRH Sponsor's Founder Shares These shares were in lieu of cash board fees because the Company was not permitted to pay board fees directly to the directors pursuant to the underwriting agreement the Company entered into with the underwriters at the time of the IPO. As a result, in connection with the closing of the Business Combination, WLRH Sponsor transferred 10,000 shares of Common Stock to each of Robert C. Dinerstein, Lord William Astor and Thomas E. Zacharias.

Post Business Combination Transactions

  The Stockholders' and Registration Rights Agreement

Concurrently with the execution of the Merger Agreement, the Company entered into the Stockholders' and Registration Rights Agreement (the "SHRRA") with WLRH Sponsor, New Holdco and certain of its affiliates, including TPG Global LLC ("TPG Sponsor" and together with WLRH Sponsor, the "Sponsors"). The SHRRA governs certain rights and obligations of WLRH Sponsor and TPG Sponsor with respect to the Company following the closing of the Business Combination.

Pursuant to the terms of the SHRRA, WLRH Sponsor and TPG Sponsor will be bound by restrictions on the transfer of their shares of Common Stock for six months following the closing of the Business Combination, and then, subject to any permitted underwritten offerings and other permitted transfers, through the earlier of twelve months following the closing of the Business Combination or such time as WLRH Sponsor and TPG Sponsor, collectively, no longer hold 50% of their initial ownership of Common Stock.

In addition, following the Business Combination, WLRH Sponsor, TPG Sponsor and their permitted transferees will be entitled to certain registration rights described in the SHRRA. Among other things, pursuant to the SHRRA, as promptly as practicable and in no event later than 15 business days following the consummation of the Business Combination, the Company agreed to (i) file with the SEC a shelf registration statement relating to the primary offer and sale by the Company of a number of shares of Common Stock equal to the number of Excess Shares, if any, which, at the Company's election, may be sold upon certain events to fund the Deferred Cash Consideration, if any; and (ii) file with the SEC a shelf registration statement relating to the offer and sale of the Registrable Securities (as defined in the SHRRA) owned by WLRH Sponsor and TPG Sponsor (and any permitted

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transferees), and in each case to keep such shelf registration statements effective on a continuous basis until the date as of which all such Registrable Securities have been sold or another registration statement is filed under the Securities Act. WLRH Sponsor and TPG Sponsor will also be entitled to certain registration rights such as the right to initiate four underwritten offerings in any twelve-month period and unlimited piggyback registration rights. The registration rights of WLRH Sponsor and TPG Sponsor are subject to customary black-out periods, cutback provisions and other limitations as set forth in the SHRRA.

Subject to specified ownership thresholds, each of WLRH Sponsor and TPG Sponsor are entitled to designate two directors for appointment to the Company's Board of Directors and to maintain a representative on each committee of the Board of Directors other than the Audit Committee. In addition, each of WLRH Sponsor and TPG Sponsor were entitled to designate two additional unaffiliated directors in connection with the closing of the Business Combination. Pursuant to the terms of the SHRRA, each of WLRH Sponsor and TPG Sponsor must vote for the designees of the other party and each is entitled to replace the WLRH Sponsor and TPG Sponsor designees, as applicable, that are removed from the Board.

WLRH Sponsor has designated Wilbur L. Ross, Jr. and Nadim Z. Qureshi as the WLRH Sponsor designees. WLRH Sponsor designated Lord William Astor and Thomas E. Zacharias as the WLRH Sponsor unaffiliated designees in connection with the closing of the Business Combination.

TPG Sponsor has designated Nathan H. Wright and Christopher J. Yip as the TPG Sponsor designees. TPG Sponsor designated Kenneth M. Burke and Dan F. Smith as the TPG Sponsor unaffiliated designees in connection with the closing of the Business Combination.

Each of WLRH Sponsor and TPG Sponsor are subject to a customary standstill with respect to the issued and outstanding equity securities of the Company through the date that is three months following the date on which WLRH Sponsor or TPG Sponsor no longer maintains the right to designate two directors to the Board of Directors.

  FPA Registration Rights Agreement

On May 23, 2016, the Company entered into a Registration Rights Agreement with WLRH Sponsor and First Pacific Advisors (the "FPA Registration Rights Agreement"). The FPA Registration Rights Agreement provides that holders of the PIPE Shares (as defined in the FPA Registration Rights Agreement), Founder Shares (as defined below), and newly issued shares transferred by WLRH Sponsor will be entitled to certain registration rights, including the right to initiate two underwritten offerings and shelf and piggyback registration rights, subject to customary black-out periods, cutback provisions and other limitations as set forth in the FPA Registration Rights Agreement.

  Tax Receivable Agreement

On June 9, 2016, in connection with the closing, WL Ross and Selling Equityholders entered into that certain Tax Receivable Agreement (the "Tax Receivable Agreement"). The Tax Receivable Agreement generally provides for the payment by the Company to each Selling Equityholder of 85% of the net cash savings, if any, in U.S. federal, state and local income tax that the Company actually realizes (or is deemed to realize in certain circumstances) in periods after the closing as a result of (i) certain increases in tax basis resulting from the Company Merger, (ii) certain tax attributes of Nexeo existing prior to the mergers, (iii) net operating losses and certain other tax attributes of Blocker available to the Company as a result of the Blocker Merger and (iv) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, payments the Company makes under the Tax Receivable Agreement. The Company will retain the benefit of the remaining 15% of the net cash savings, if any.

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The amount and timing of any payments under the Tax Receivable Agreement will vary depending upon a number of factors, including the amount and timing of the taxable income the Company generates in the future and the U.S. federal, state and local income tax rates then applicable. In addition, payments under the Tax Receivable Agreement will give rise to additional tax benefits for the Company and therefore to additional potential payments under the Tax Receivable Agreement. The term of the Tax Receivable Agreement commenced upon the consummation of the mergers and will continue until all tax benefits that are subject to the Tax Receivable Agreement have been utilized or expired, unless the Company exercises its right to terminate the Tax Receivable Agreement early. If the Company elects to terminate the Tax Receivable Agreement early, its obligations under the Tax Receivable Agreement would accelerate and it generally would be required to make an immediate payment equal to the present value of the anticipated future payments to be made by it under the Tax Receivable Agreement, calculated in accordance with certain valuation assumptions set forth in the Tax Receivable Agreement.

On June 9, 2016, TPG VI Neon I, L.P. ("TPG VI Neon I") also became a party to the Tax Receivable Agreement by joinder.

David A. Bradley Employment Agreement

Please see "Executive Agreements—David A. Bradley Employment Agreement" in "Compensation Disclosure & Analysis" for a description of the employment agreement with our Chief Executive Officer, David A. Bradley.

Indemnification Agreements

Our second amended and restated certificate of incorporation provides that our officers and directors are indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our second amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL.

The Company has also entered into indemnification agreements with the current directors and officers of the Company. The Company believes that these indemnification agreements are necessary to attract and retain qualified persons as our directors. The SEC has noted, however, that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. The Company also maintains directors' and officers' liability insurance coverage.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Nominees

Our second amended and restated certificate of incorporation provides that the number of our directors shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at nine and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring.

David A. Bradley, Dan F. Smith and Christopher J. Yip are the current Class I directors, which is the class of directors with a term expiring at the 2017 annual meeting. Messrs. Bradley, Smith and Yip have been nominated by the Board for re-election at the annual meeting for a three-year term expiring in 2020.

Subject to specified ownership thresholds, in accordance with the terms of the SHRRA, each of WLRH Sponsor and TPG Sponsor are entitled to designate two directors for appointment to the Board and to maintain a representative on each committee of the Board other than the Audit Committee. In addition, each of WLRH Sponsor and TPG Sponsor were entitled to designate two additional unaffiliated directors in connection with the closing of the Business Combination. Pursuant to the terms of the SHRRA, each of WLRH Sponsor and TPG Sponsor must vote for the designees of the other party and each is entitled to replace the WLRH Sponsor and TPG Sponsor designees, as applicable, that are removed from the Board.

TPG Sponsor has designated Christopher J. Yip as a TPG Sponsor designee. TPG Sponsor also designated Dan F. Smith as a TPG Sponsor unaffiliated designee in connection with the closing of the Business Combination.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above.

Messrs. Bradley, Smith and Yip are currently Class I directors of our Company. In the event that Messrs. Bradley, Smith or Yip is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that Messrs. Bradley, Smith or Yip will be unable or will decline to serve as a director.

Vote Required

The three nominees for election as a Class I director at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our Class I directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote "FOR" all nominees, "AGAINST" all nominees or make or withhold your vote for any one or more of the nominees. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors, assuming a quorum is present.

Board Recommendation

The Board of Directors recommends a vote "for" the nominees named herein.

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 PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed PricewaterhouseCoopers LLP ("PwC") to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2017. Our organizational documents do not require that our stockholders ratify the appointment of PwC as our independent registered public accounting firm. We are submitting the appointment of PwC to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider the appointment of PwC, but may still retain PwC. We anticipate that representatives of PwC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Vote Required

The approval of the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending September 30, 2017 requires the affirmative vote of the majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote. An abstention will be treated as a vote against the ratification, but a broker non-vote will have no impact on the outcome of the vote on Proposal 2, assuming a quorum is present. Because brokers generally have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm, broker non-votes are generally not expected to result from the vote on Proposal 2.

For the approval of the ratification of the appointment of PwC, you may vote "FOR" or "AGAINST" or abstain from voting.

Board Recommendation

The Board of Directors recommends a vote "for" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

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 PROPOSAL 3:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an annual advisory vote to approve the compensation of our NEOs as disclosed pursuant to the SEC's compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a "say-on-pay proposal").

Our executive compensation program is designed to be simple and effective. It reflects the size and scope of the Company's business as well as the responsibilities and performance of our NEOs. We believe the compensation provided to our NEOs for 2016 appropriately rewards the Company's performance. We encourage our stockholders to read the Compensation Discussion and Analysis, beginning on page 32 of this Proxy Statement, which describes the details of our executive compensation program and the decisions made by the Compensation Committee in 2016.

We value the feedback provided by our stockholders. We have discussions with many of our stockholders on an ongoing basis regarding various corporate governance topics, including executive compensation, and take into account the views of stockholders regarding the design and effectiveness of our executive compensation program.

Vote Required

Generally, the Company's bylaws provide that approval of any matter presented to our stockholders requires the affirmative vote of a majority of votes cast on the subject matter. Thus, approval of the compensation of our named executive officers, as described in Proposal 3, requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon.

However, this vote is merely advisory and is not binding on the Company, the Board or its Compensation Committee and will not be construed as overruling a decision by the Company, the Board, or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board, or the Compensation Committee.

Despite the fact that the vote is advisory and non-binding, the Company, the Board, and the Compensation Committee values the opinions expressed by our stockholders in their votes and will take the results of the vote under advisement when making future decisions regarding the Company's executive compensation program.

It is expected that the next say-on-pay vote will occur at the 2018 annual meeting of stockholders.

Board Recommendation

The Board of Directors recommends a vote "for" the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed in this Proxy Statement.

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 PROPOSAL 4:
ADVISORY VOTE DETERMINING THE FREQUENCY OF ADVISORY VOTES ON THE COMPENSATION OF EXECUTIVE OFFICERS

In addition to the advisory approval of the executive compensation program in Proposal 3, in accordance with the requirements of Section 14A of the Exchange Act, the Company is seeking an advisory, non-binding vote, whether a stockholder advisory vote relating to the compensation of the officers in its proxy statements (that is, votes similar to the non-binding vote in Proposal No. 3) should occur every one, two or three years.

The Board believes that advisory votes relating to the compensation of executive officers in its proxy statement should be conducted every year so that stockholders may annually express their views on the Company's executive compensation program. The Board believes that a one-year frequency provides the highest level of accountability and communication by enabling such vote to correspond with the most recent executive compensation information presented in the subject proxy statement.

Vote Required

Generally, the Company's bylaws provide that approval of any matter presented to our stockholders requires the affirmative vote of a majority of votes cast on the subject matter. Thus, approval of the selection of a frequency for future stockholder advisory votes to approve executive compensation, as described in Proposal 4, requires the vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote thereon, but because the vote on the frequency of future stockholder advisory votes on executive compensation provides stockholders with multiple options from which to vote, there is no minimum vote required on this proposal, and the option receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders.

However, this vote is merely advisory and is not binding on the Company, the Board or its Compensation Committee and will not be construed as overruling a decision by the Company, the Board, or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board, or the Compensation Committee.

Despite the fact that the vote is advisory and non-binding, the Company, the Board, and the Compensation Committee values the opinions expressed by our stockholders in their votes and will take the results of the vote under advisement when making future decisions regarding the frequency at which advisory votes to approve executive compensation will be conducted.

Board Recommendation

The Board of Directors recommends a vote "for" holding future advisory "say-on-pay" votes annually. The Board of Directors therefore requests that stockholders elect "1-Year" when voting on the frequency of advisory votes on executive compensation.

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OTHER INFORMATION

Submission of Stockholder Proposals for the 2018 Annual Meeting of Stockholders

Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2018 annual meeting of stockholders (the "2018 Annual Meeting"), pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received at our principal executive and administrative offices not later than August 24, 2017, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

Under the Company's bylaws, stockholders who wish to submit a proposal at the 2018 Annual Meeting, other than one that will be included in our proxy statement, including director nominations, must notify us between October 3, 2017, and November 2, 2017. If the date of the 2018 Annual Meeting is more than 45 days before or after the one-year anniversary of the 2017 annual meeting, a stockholder's notice of a proposal will be timely if we receive it not earlier than the opening of business on the 120th day before the 2018 Annual Meeting and not later than the later of the close of business on the 90th day before the 2018 Annual Meeting or the 10th day following the day on which we publicly announce the date of the 2018 Annual Meeting. If a stockholder who wishes to present a proposal fails to notify us by August 24, 2017, and such proposal is brought before the 2018 Annual Meeting, then under the SEC's proxy rules, the proxies solicited by management with respect to the 2018 Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Stockholders should submit their proposals to our principal executive and administrative offices at 3 Waterway Square Place, Suite 1000, The Woodlands, Texas 77380; Attn: Corporate Secretary.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, which is being mailed to stockholders with this proxy statement, contains financial and other information about the Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, additional copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as filed with the SEC, to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request. Any such requests should be directed to the Company's Secretary at our principal executive and administrative offices set forth in this proxy statement.

INCORPORATED BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the section of this proxy statement entitled "Audit Committee Report" (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing. The information contained in that section shall not be deemed "filed" with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

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 OTHER MATTERS

We know of no other matters to be submitted to the stockholders of the Company at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

Dated: December 15, 2016

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - Q UICK EASY IMMEDI ATE - 24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 6:00 p.m., Central Time, on January 30, 2017. NEXEO SOLUTIONS, INC. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this PROXY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, “1 YEAR” FOR PROPOSAL 4 AND IN THE PROXY HOLDER’S DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: FOR WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 3. Approval of the advisory vote on executive compensation. FOR AGAINST ABSTAIN 1. Election of Directors (01) David A. Bradley (02) Christopher J. Yip (03) Dan F. Smith THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” 4. To conduct an advisory vote on the frequency of future stockholder advisory votes on executive compensation. 1 YEAR 2 YEARS 3 YEARS ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) FOR AGAINST ABSTAIN 2. Ratification of the appointmentof PricewaterhouseCoopers Company’s independent accounting firm. LLP as the COMPANY ID: registered public PROXY NUMBER: ACCOUNT NUMBER: Signature Signature, if held jointly Date , 2017. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attor ney, executor, administrator, tr ustee, guardian, or cor porate off icer, please give title as such. 87665_REV2_CST Nexeo _PROXY-CARD.indd 1 12/13/16 12:47 PM X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

The Proxy Statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/nexeosolutions/2017 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEXEO SOLUTIONS, INC. The undersigned hereby appoints each of Wilbur L. Ross, Jr., Michael B. Farnell, Jr. and David A. Bradley, or each of them as proxies, with full power of substitution, to vote as designated on the reverse side, all shares of Common Stock held by the undersigned at the Annual Meeting of Stockholders of Nexeo Solutions, Inc. to be held on January 31, 2017 and any adjournments thereof, revoking any proxy heretofore given and with discretionary authority to vote on all other matters that may properly come before the meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND FOR ONE YEAR ON PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side) 87665_REV2_CST Nexeo _PROXY-CARD.indd 2 12/13/16 12:47 PM